UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FNB BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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FNB BANCORP

975 El Camino Real

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held Wednesday, June 17, 2015

6:30 P.M.

TO THE SHAREHOLDERS OF FNB BANCORP:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of FNB BANCORP, a California corporation (the “Company”) will be held at the Basque Center, 599 Railroad Avenue, South San Francisco, California, on Wednesday, June 17, 2015, at 6:30 p.m., for the following purposes:

1.	To elect the nine (9) incumbent directors identified in the accompanying proxy statement;

2.	To amend the FNB Bancorp 2008 Stock Option Plan;

3.	To ratify the appointment of Moss Adams LLP as independent auditors of the Company to serve for the 2015 fiscal year; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Section 7 of the Bylaws of the Company provides for the nomination of directors as follows:

“Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 25 days notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the corporation must disclose regarding director nominees in the corporation’s proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each nominee.”

Only those shareholders of record at the close of business on April 20, 2015, will be entitled to notice of and to vote at the Annual Meeting.

You are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

Edward J. Watson
Secretary

South San Francisco, California

May 10, 2015

Notice of Internet Availability. The FNB Bancorp Proxy Statement for the 2015 Annual Meeting of Shareholders being held on Wednesday, June 17, 2015 and the Annual Report to shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2014) are available on the Internet at http://www.fnbnorcal.com/annual-shareholders-meeting

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Mailed to shareholders
on or about May 10, 2015

FNB BANCORP

975 El Camino Real

South San Francisco, California 94080

Telephone (650) 588-6800

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is being furnished to the shareholders of FNB Bancorp, a California corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Basque Cultural Center, 599 Railroad Avenue, South San Francisco, California, at 6:30 p.m. on Wednesday, June 17, 2015. Only holders of record of the Company’s no par value common stock (the “Common Stock”) on April 20, 2015 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 4,293,220 shares of Common Stock.

Shareholders may vote their shares by mail without attending the Annual Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Instructions for voting by mail are set forth on the enclosed proxy card. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by mail, by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held in “street name” by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because under applicable rules the broker cannot vote on non-routine matters in the absence of instructions from the beneficial owner. The effect of abstentions and broker non-votes on the calculation of the required vote on specific proposals to be brought before the Annual Meeting is discussed under each proposal, where applicable.

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Holders of Common Stock are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting prior to the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Annual Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting in person at the Annual Meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted “FOR” the election of the nominees of the Board of Directors; “FOR” the amendment of the FNB Bancorp 2008 Stock Option Plan; and “FOR” ratification of the appointment of Moss Adams LLP as independent auditors of the Company to serve for the 2015 fiscal year, and at the proxy holders’ discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the meeting).

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Company will reimburse brokerage houses, fiduciaries, custodians and others holding Common Stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which will be borne by the Company.

Notice of Internet Availability. The FNB Bancorp Proxy Statement for the 2015 Annual Meeting of Shareholders being held on Wednesday, June 17, 2015 and the Annual Report to shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2014) are available on the Internet at: http://www.fnbnorcal.com/annual-shareholders-meeting

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ANNUAL REPORT

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2014, including audited consolidated financial statements of the Company (the “Annual Report”) is enclosed with this Proxy Statement. Additional copies of the Annual Report are available upon request from the Secretary of the Company, Edward J. Watson, at FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.

THE ANNUAL REPORT INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

WEBSITE

FNB Bancorp and First National Bank of Northern California maintain an Internet website at www.fnbnorcal.com. The Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, are made available free of charge on or through such website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the Securities and Exchange Commission. Also made available on or through such website are the Section 16 reports of ownership and changes in ownership of the Company’s Common Stock which are filed with the Securities and Exchange Commission by the directors and executive officers of the Company and by any person who owns more than 10 percent of the outstanding shares of Common Stock.

CODE OF ETHICS

The Board of Directors has adopted a “code of ethics” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The code of ethics requires that the Company’s directors, officers (including the principal executive, financial and accounting officers, and the controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The code of ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct which may establish additional standards of ethical behavior applicable to the Company’s directors, officers and employees. The code of ethics was filed as Exhibit 14.0 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, and a copy of the code of ethics may be obtained through the Company’s website at www.fnbnorcal.com, under the heading “Investor Relations.”

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PRINCIPAL SHAREHOLDERS

As of January 31 2015, no person known to the Company owned beneficially more than five percent (5%) of the outstanding shares of the Company’s Common Stock, except as indicated in the chart below:

	Amount and Nature of		Percentage of
Name and Address	Beneficial Ownership		Ownership (1)

Thomas G. Atwood, D.D.S.
c/o Cypress Abbey Company	627,780 shares	(2)	14.72%
P.O.Box 516
Colma, CA 94014

The Ricco Lagomarsino Trust	415,997 shares	(3)	9.76%
26 Hillcrest Drive
Daly City, CA 94014

Wellington Management Company, LLP (4)
280 Congress Street
Boston, MA 02210	372,824 shares		8.75%

The Banc Funds Company, L.L.C. (5)
20 North Wacker Drive, Suite 3300
Chicago, IL 60606	232,839 shares		5.46%

Thomas C. McGraw (6)
510 Fawn Drive
San Anselmo, CA 94960	237,785 shares		5.54%

(1) Based upon 4,262,999 shares outstanding on January 31, 2015.

(2) Includes 205,384 shares owned by Cypress Abbey Company, a corporation in which Dr. Atwood is the principal shareholder. Dr. Atwood is a Director of the Company. Please see stock ownership table on page 6.

(3) Lisa Angelot is a Director of the Company and a co-trustee of the Trust and she disclaims beneficial ownership of these shares. Please see stock ownership table on page 6.

(4) Information is based on a Schedule 13G filed by Wellington Management Company, LLP.

(5) Information is based on a Schedule 13G filed by Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L. P., and Banc Fund IX L. P. Their general partner, The Banc Funds Company, L.L.C. is controlled by Charles J. Moore.

(6) Mr. McGraw is Chief Executive Officer and a Director of the Company. Please see stock ownership table on page 6.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS OF THE COMPANY

The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairwoman of the Meeting, and upon her instructions the inspectors of election may disregard all votes cast for such nominee(s).

The Bylaws of the Company provide that the Board of Directors shall consist of not less than six nor more than eleven directors, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of a majority of the shareholders at any annual or special meeting thereof. The authorized number of directors has been fixed by resolution of the Board of Directors at nine (9). Currently, there are nine (9) members serving on the Board of Directors. The directors to be elected at the Annual Meeting shall hold office for one year and until their successors are elected and have qualified. The nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast “FOR” a nominee will be counted in determining whether that nominee has been elected as a director. Broker non-votes will not be included in the vote total.

All proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors, unless authority to vote for the election of any director or directors is withheld by the shareholder on the proxy card. All of the nominees are incumbent Directors. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

The following table sets forth information with respect to beneficial ownership of the Common Stock of the Company by those persons nominated by the Board of Directors for election as directors, as well as all directors and executive officers of FNB Bancorp and its subsidiary, First National Bank of Northern California, a national banking association (herein called the “Bank”), as a group. There is no family relationship between any of the directors and/or executive officers, except that Edward J. Watson is related by marriage to Anthony J. Clifford.

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Nominee and/or	Age	Positions Held	Director and/or	Shares Beneficially Owned as of January 31, 2015
Executive Officer		With the Bank	Officer			% of
		and Company	Since	Sole (2)	Shared (3)	Total	Note
Lisa Angelot	57	Chairwoman of the	2010 for Bank	24,391	1,077	0.60%	(4)
		Board,	and Company;
		Director	1999 for Bank
			and 2001 for
			Company
Thomas C. McGraw	63	Chief Executive	1989 for	28,448	209,337	5.54%	(5)
		Officer, Director	Bank;
			2001 for
			Company
Thomas G. Atwood, D.D.S.	68	Director	2010 for	422,396	205,384	14.72%	(6)
			Bank and
			Company
Ronald R. Barels, D.D.S.	68	Director	2009 for	6,338	0	0.15%	(7)
			Bank and
			Company
Merrie Turner Lightner	59	Director	2007 for	7,715	0	0.18%	(8)
			Bank and
			Company
Michael Pacelli	66	Director	2006 for	10,231	0	0.24%	(9)
			Bank and
			Company
Edward J. Watson	67	Secretary, Director	2011 for Bank	26,824	0	0.63%	(10)
			and Company;
			1996 for
			Bank; 2001
			for Company
Jim D. Black	58	President, Director	2002 for	49,876	511	1.17%	(11)
			Bank and
			Company
Anthony J. Clifford	52	Executive Vice	2002 for	38,710	0	0.90%	(12)
		President and Chief	Bank and
		Operating Officer,	Company
		Director
David A. Curtis	56	Senior Vice President	2006 for	5,721	2,536	0.19%	(13)
		and Chief Financial	Bank and
		Officer	Company
Randy R. Brugioni	48	Senior Vice President	2002 for	34,545	7,331	0.98%	(14)
		and Chief Credit	Bank and
		Officer	Company

All directors and executive officers (11 persons) as a group				655,195	426,176	24.45%	(15)
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(1)	This table is based upon information supplied by directors, executive officers and principal shareholders. Percentages are based upon 4,262,999 shares outstanding January 31, 2015 plus the individual person’s exercisable options.
(2)	The named persons exercise sole voting and investment power with respect to shares listed in this column.
(3)	The named persons share voting and investment power with respect to shares listed in this column.
(4)	Includes 976 shares held by Ms. Angelot as custodian for Katherine Brandenberger. A total of 415,997 shares are held by The Ricco Lagomarsino Trust, for which Ms. Angelot serves as one of the co-trustees. Ms. Angelot disclaims beneficial ownership of such shares. Includes 2,823 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan. Includes 6,242 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Includes 101 shares held by Ms. Angelot as custodian for Eric Angelot. Includes 15,326 shares held directly by Ms. Angelot.
(5)	Includes 188,556 shares held by the Thomas C. and Virginia K. Mc Graw Family Trust for which Mr. Mc Graw serves as co-trustee, and 20,781 shares in the name of Thomas C. and Virginia McGraw, trustees of the Thomas C & Virginia K Mc Graw Living Trust. Includes 1,410 shares in the name of Thomas C. McGraw. Includes 2,823 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan. Includes 24,215 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan.
(6)	Includes 205,384 shares owned by Cypress Abbey Company, a corporation in which Mr. Atwood is a principal shareholder. Dr. Atwood is also a Director of Cypress Abbey Company. Includes 419,753 shares held directly by Mr. Atwood. Includes 2,643 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan.
(7)	Includes 1,988 shares held by Dr. Ron R. Barels, Director. Includes 2,451 shares held in his IRA account. Includes 1,899 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan.
(8)	Includes 1,476 shares held by Ms. Merrie Turner Lightner. Includes 6,239 presently exercisable stock options under the Company’s 2008 Stock Option Plan.
(9)	Includes 3,015 shares held by Mr. Michael Pacelli. Includes 2,256 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan, and includes 4,960 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan.
(10)	Includes 2,823 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan. Includes 6,239 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Includes 3,429 shares held by Edward J. and Elizabeth C. Watson, as Trustees for the Watson Family Trust. Includes 14,333 shares held in Mr. Watson’s IRA account.
(11)	Includes 8,126 shares of presently exercisable stock options under the Company’s 1997 Stock Opion Plan. Includes 16,290 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan. Includes 7,392 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Includes 18,068 shares held in the name of Jim D. Black. Includes 84 shares held in the name of Jim and Lisa Black, as joint tenants. Includes 346 shares held in trust for Greg Black, and includes 81 shares held in trust for Janelle Black. Excludes 14,493 shares held in the Bank’s Deferred Compensation Trust.
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(12)	Includes 471 shares held by Anthony J. Clifford. Includes 8,126 shares of presently exercisable stock options under the 1997 Stock Option Plan. Includes 8,148 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan. Includes 21,965 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Excludes 531 shares held in the Bank’s Deferred Compensation Trust.
(13)	Includes 42 shares held in the name of David A. Curtis. Includes 7,625 shares held by the Curtis Family Trust. Includes 2,737 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan. Includes 2,942 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Excludes 1,986 shares held in the Bank’s Deferred Compensation Trust.
(14)	Includes 4,432 shares of presently exercisable stock options under the Company’s 1997 Stock Option Plan. Includes 7,464 shares of presently exercisable stock options under the Company’s 2002 Stock Option Plan, and 9,604 shares of presently exercisable stock options under the 2008 Stock Option Plan. Includes 1,780 shares in his IRA account. Includes 11,265 shares held by Randy R. Brugioni. Includes 7,331 shares in his spouse’s SEP IRA. Excludes 19,386 shares held in the Bank’s Deferred Compensation Trust.
(15)	Includes a total of 31,660 shares of presently exercisable stock options under the Company’s 1997 Stock Option Plan, 104,106 presently exercisable stock options under the Company’s 2002 Stock Option Plan, and 167,978 shares of presently exercisable stock options under the Company’s 2008 Stock Option Plan. Excludes an aggregate of 36,396 shares held by the Deferred Compensation Trust for the accounts of Messrs. Black, Brugioni, Clifford and Curtis See “Deferred Compensation Plan” herein.

The following table sets forth certain information as of the Record Date and includes information for the past five years with respect to each Director of the Company and the Bank, each person nominated for election as a Director, and each executive officer named in the Summary Compensation Table elsewhere herein.

Lisa Angelot	Chairwoman of the Board of Directors of the Company since 2010. Director of the Company since 2001. Director of First National Bank since 1999. Property manager for the Lagomarsino Properties in Daly City since 1992. Her grandfather was Ricco Lagomarsino, Founding Director and Chairman of First National Bank.

Thomas C. McGraw	Director of the Company since 2001. Secretary of the Company from 2001 until 2011. Chief Executive Officer of the Company and First National Bank since April 1, 2002. Secretary of First National Bank from 1989 until 2011. Director of First National Bank since 1989, and President and Chief Operating Officer of First National Bank from October 2001 until April 1, 2002. Formerly, self-employed communications consultant in San Mateo and Marin Counties, since 1987.
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Edward J. Watson	Director of the Company since 2001. Director of First National Bank since 1996. Secretary of the Company and First National Bank since 2011. Certified Public Accountant. Attorney at law and partner in the law firm of Watson & Lanctot LLP, formerly known as Dreher, Garfinkle & Watson.

Thomas G. Atwood, D.D.S.	Director of the Company and the Bank since 2010. Dr. Atwood previously served on the Bank’s Board of Directors from 1977 through 1996. Dr. Atwood is also President and the principal shareholder of Cypress Abbey Company.

Ronald R. Barels, D.D.S.	Director of the Company and First National Bank since 2009. Dr. Barels is currently owner and manager of Cypress Golf Course in Colma, California. He has a strong background in business as a dental practice owner and has served as a Director of the Colma-Daly City Chamber of Commerce and as a Director of the San Mateo County Community Colleges Foundation.

Merrie Turner Lightner	Director of the Company and First National Bank since 2007. Vice President and Chief Financial Officer of the Lightner Property Group, Inc., based in San Francisco, since 1984. Ms. Lightner is also an attorney at law and a licensed real estate broker since 1981, a former Commission President of the San Francisco Rent Stabilization and Arbitration Board from 1997 to 1998, and then Commissioner to April 2004. Ms. Lightner has extensive business experience in real estate management and development matters.

Michael Pacelli	Director of the Company and First National Bank since 2006. President of Bay Relations, Inc. since 1992. He has been involved in public relations and community organizations in San Mateo County and San Francisco for over 25 years.

Jim D. Black	Director of the Company and First National Bank since March 2002. President of the Company and First National Bank since April 1, 2002. Formerly, Senior Vice President and Senior Lending Officer of First National Bank and an employee since 1981.

Anthony J. Clifford	Director of the Company and First National Bank since March 2002. Executive Vice President and Chief Operating Officer of the Company and First National Bank since April 1, 2002. Formerly, Vice President and Branch Administrator of First National Bank since 1995; Vice President and Branch Manager of First National Bank since 1990; and Assistant Vice President and Branch Manager of First National Bank since 1983.
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David A. Curtis	Senior Vice President and Chief Financial Officer of the Company and First National Bank since December 2006. Senior Vice President and Controller, Capital Corp of the West, Merced, California (the holding company for County Bank), from 1997 to November 2006. He became a Certified Public Accountant in 1986. He received his MBA from C.S.U. Stanislaus in 2000. He graduated from C.S.U. Sacramento with a B.A. in Business Administration in 1982.

Randy R. Brugioni	Senior Vice President and Chief Credit Officer of the Company and First National Bank since 2002. Joined the Bank in 1989 as a management trainee and continued in the lending area since 1991, being promoted successively to his current position. He graduated from UCLA with a B. A. in Economics in 1989.

None of the directors of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Director Qualifications and Experience

The following table identifies the experience, qualifications, attributes and skills that resulted in the Board’s decision to nominate each person for election as a Director. This information supplements the biographical information provided above. The vertical axis displays the primary factors reviewed by the Nominating Committee in evaluating a nominee for Director.

	Angelot	McGraw	Atwood	Barels	Lightner	Pacelli	Watson	Black	Clifford
Experience, Qualification, Skill or Attribute
Professional standing in chosen field	x	x	x	x	x	x	x	x	x
Experience in financial services or related industry		x					x	x	x
Audit Committee Financial Expert							x
Civic and community involvement	x	x	x	x	x	x	x	x	x
Leadership and team building skills	x	x						x	x
Diversity by race, gender or culture	x				x
Specific skills knowledge
- finance		x					x	x	x
- healthcare			x	x
- marketing		x				x
- human resources	x	x	x	x	x	x	x	x	x

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The Board’s Role in Enterprise Risk Oversight

Our Board is responsible for overseeing risk management for the Company. Our executive officers are responsible for the day-to-day management of these risks. The Asset Liability Committee (“ALCO”) is responsible for the management of interest rate risks across the Company. The Chief Operating Officer is responsible for managing the operations risk of the Company. The Chief Financial Officer, the President, the Chief Operating Officer, the Chief Executive Officer, and the Chief Credit Officer are part of ALCO. On a quarterly basis, the Company’s Chief Financial Officer provides a comprehensive interest rate risk report to ALCO. The Board also engages in periodic discussions with all the executive officers as the Board may deem appropriate related to risk management.

The Board assumes oversight responsibility for all areas of risk and risk management. The risks and management activities designed to mitigate those risks are discussed at length at monthly Board meetings. In addition to its role in oversight of all risks across the Company, the Board also oversees ALCO, which has specific responsibility for oversight of financial risks, including liquidity risk and interest rate risk. The Board of Directors has appointed a Risk Management/Compliance Committee. The Committee is chaired by Chief Risk/Compliance Officer Madeleine Lindsay, and includes outside directors Chairwoman Lisa Angelot, Director Ron Barels, Director Merrie Turner Lightner, CEO Thomas McGraw, President Jim Black, Chief Operating Officer Tony Clifford and Chief Financial Officer Dave Curtis. The Committee meets quarterly to monitor areas of risk within the Bank’s operation and the policies and procedures to mitigate these risks. The Compensation Committee considers risks that may result from our compensation programs. The Loan and Discount Committee focuses on risk related to credit, and the Audit Committee reviews and approves the annual plans for our external audits, and our internal monitoring and compliance functions. The Audit Committee also reviews and approves the annual assessment of our enterprise risk and considers any investigation appropriate to fulfilling its responsibilities, and has direct access to all persons in the Company. The Board also assigns other specific risk-related assessment matters to the Audit Committee from time to time.

CORPORATE GOVERNANCE

The Directors are elected annually by the shareholders to oversee their interest in the success of the commercial banking business of the Company and the Bank. The Board of Directors, in turn, selects and oversees the members of senior management who are charged with conducting the business of the Company and the Bank under applicable standards of safety and soundness.

Ethical Standards

The Directors believe that the business of the Company and the Bank should be conducted in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company and the Bank. In keeping with this belief, the Board of Directors has adopted a Code of Ethics, which applies to the members of the Board of Directors and all of the officers and employees of the Company and the Bank. A copy of the Code of Ethics is available to all shareholders on the Company’s website at: www.fnbnorcal.com under “Investor Relations.”

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Director Independence

The Board of Directors of the Company has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations, including the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission. For purposes of evaluating the independence of each member of the Board of Directors, the Board of Directors has adopted the definitions of director independence specified in the Nasdaq listing standards (although the Common Stock of the Company is not listed on the Nasdaq Stock Market).

The Board of Directors has determined that a majority of the Board of Directors is comprised of “Independent Directors” within the requirements of the foregoing laws, rules and regulations and listing standards. The Board of Directors has further determined that Directors Thomas C. McGraw, Jim D. Black and Anthony J. Clifford, who are employed as the Chief Executive Officer, the President and the Executive Vice President and Chief Operating Officer, respectively, of the Company and the Bank, are not independent.

Committees of the Board of Directors

During 2014, the Company and First National Bank each had the same Board committees and director-members. Each committee meeting is conducted on behalf of the Company as well as the Bank, regardless of whether the subject may apply to both or only one entity. The committees and their members were as follows:

Audit Committee. The current members are Edward J. Watson, Chair; Thomas G. Atwood D.D.S. and Merrie Turner Lightner.

Building Committee. The current members are: Ron Barels, Chair; Lisa Angelot, Jim D. Black and Anthony J. Clifford.

Risk Management/Compliance Committee. The current members are: Madeleine Lindsay, Chair; Lisa Angelot, Ronald R. Barels. D.D.S., Merrie Turner Lightner and members of the Bank Executive Management Team.

Loan and Discount Committee. The current members are Lisa Angelot, Chair; Ronald R. Barels, D.D.S., Jim D. Black, Anthony J. Clifford, Merrie Turner Lightner, Thomas C. McGraw, and Michael Pacelli.

Nominating Committee. The current members are the entire nine members of the Board of Directors.

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A majority of the members of the Company’s Board of Directors, each of whom is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows: Board of Directors, FNB Bancorp, 975 El Camino Real, South San Francisco, CA 94080.

In performing the functions of the Company Nominating Committee, the Board of Directors has responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is efficient in view of the size of the Board of Directors. Candidates are selected by a majority of directors who are “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, in accordance with a Nominating Committee Charter adopted by a majority of such independent directors. The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Company’s Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, FNB Bancorp, 975 El Camino Real, South San Francisco, CA 94080. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of independence for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate’s experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company and First National Bank that may enhance the reputation of the Company and the Bank. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Company’s Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission or such federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company’s Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company’s Bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. A copy of the Nominating Committee Charter is available on the Company’s website at: www.fnbnorcal.com under “Investor Relations.”

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The members of the Company Audit Committee select and oversee the Company’s independent public accountants, analyze the results of internal and regulatory examinations and monitor the financial and accounting organization, reporting and controls. Each member of the Audit Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Edward J. Watson has been designated by the Board of Directors as an “audit committee financial expert” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Reference should be made to the Audit Committee Report set forth below in this Proxy Statement for additional information regarding the functions of the Audit Committee

The principal functions of the Audit Committee are (1) to examine and review both internal audit controls and regulatory audit reports and to meet with the Bank’s auditors concerning audit procedures and controls and (2) to monitor the Bank’s investment activities. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

The principal functions of the Loan and Discount Committee are to oversee loans and investments and the routine operations of First National Bank by delegation from the Board of Directors and to advise and report to the entire Board of Directors regarding such matters.

The Compensation Committee investigates and advises the Board of Directors as to employee benefit arrangements and conducts executive searches whenever First National Bank proposes to hire executive personnel. The Compensation Committee also reports to the Board of Directors with regard to executive compensation, including bonus compensation. A copy of the Compensation Committee Charter is available on the Company’s website at: www.fnbnorcal.com under “Investor Relations.”

Membership and Meetings of the Board of Directors and its Committees

All members attended at least seventy-five percent (75%) of the meetings of the Board of Directors and their Committees during 2014.

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The following table shows the members of the Board of Directors and the committees of the Board of Directors and the number of meetings held during 2014.

				Loan and		Risk/
Name	Board	Audit	Compensation	Discount	Nominating	Compliance
Lisa Angelot	Chair		Member	Chair	Member	Member
Thomas G. Atwood, D.D.S.	Member	Member		Member	Member
Ronald R. Barels, D.D.S.	Member			Member	Member	Member
Jim D. Black	Member			Member	Member
Anthony J. Clifford	Member			Member	Member
Merrie Turner Lightner	Member	Member	Chair	Member	Member	Member
Thomas C. McGraw	Member			Member	Member
Michael Pacelli	Member		Member	Member	Member
Edward J. Watson	Member	Chair			Member
Bank Executive Management Team						Member
Number of 2014 meetings	12	5	4	46	1	3

Compensation of Directors

No fees or other compensation has been paid to the non-officer directors of the Company since incorporation of the Company on February 28, 2001. The Company became the holding company for the Bank, effective March 15, 2002. No separate fees were paid to the directors of the Company during 2014 for their attendance at meetings of the Board of Directors or for their attendance at meetings of the committees of the Board of Directors.

Each non-officer director of the Bank was paid $42,000 in fees for attending meetings of the Bank Board of Directors during 2014. Each non-officer director of the Bank is paid $3,500 per month and the aggregate amount of director fees paid by the Bank in 2014 was $252,000. No separate compensation has been paid to the directors during 2014 for their attendance at meetings of the committees of the Board of Directors of the Bank. Independent directors are eligible to participate in the FNB Bancorp 2008 Stock Option Plan as determined by the Board of Directors.

The following table is a summary of the compensation earned by the non-officer (independent) directors during 2014.

DIRECTOR COMPENSATION

	Fees		Change in Nonqualified
	Earned	Option	Deferred Compensation
	or Paid	Awards	Earnings
Name	in Cash	(1)	(2)	Total
Lisa Angelot	$42,000	$3,477	—	$45,477
Thomas G. Atwood, D.D.S.	$42,000	$3,465	—	$45,465
Ronald R. Barels, D.D.S.	$42,000	$3,465	—	$45,465
Merrie Turner Lightner	$42,000	$3,465	—	$45,465
Michael Pacelli	$42,000	$3,465	—	$45,465
Edward J. Watson	$42,000	$3,465	—	$45,465

(1) The value of a stock option award is the grant date fair value computed in accordance with FASB ASC Topic 718. See Notes to the Company’s Consolidated Financial Statements for the year ended December 31, 2014 for discussion of the assumptions related to the calculation of the grant date fair value of stock options.

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(2) The Company does not make Stock Awards nor does it have a Non-Equity Incentive Compensation Plan for non-officer (independent) directors. Non-officer directors do not participate in the Deferred Compensation Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and any persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and any greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

On March 15, 2002, the Company registered its common stock under Section 12(g) of the Exchange Act, at which time the Company’s directors, officers and any person who owned more than 10% of such common stock became subject to Section 16(a) of the Exchange Act.

To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to its officers, directors and any greater than 10% shareholders were complied with on a timely basis.

TRANSACTIONS WITH RELATED PERSONS

The Company has a policy that it does not enter into any transactions with related persons as referenced under Item 404 of Regulation S-K with the exception of loans made by First National Bank of Northern California (see “Indebtedness of Management,” below). Loans were made, in the ordinary course of business and on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to the lender.

There have been no other transactions, or series of similar transactions, during 2014, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director, director-nominee or executive officer of the Company or Bank, or any shareholder owning of record or beneficially 5% or more of FNB Bancorp common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

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Indebtedness of Management

Through its banking subsidiary, First National Bank, the Company has had, and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Company’s directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2014 such transactions comprising loans did not involve more than the normal risk of collectability or present other unfavorable features. Loans to executive officers of First National Bank of Northern California are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Office of the Comptroller of the Currency.

EQUITY COMPENSATION PLAN INFORMATION

The chart below lists information regarding common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the FNB Bancorp 2002 Stock Option Plan and the FNB Bancorp 2008 Stock Option Plan as of December 31, 2014. The Company has no other equity compensation plan and there are no warrants or rights outstanding that would result in the issuance of shares of the Company’s Common Stock.

Number of securities
	to be issued upon	Weighted-average	Number of securities remaining available
	exercise of	exercise price of	for future issuance under equity
	outstanding options,	outstanding options,	compensation plans (excluding
	warants and rights	warrants and rights	securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	460,158	$17.88	95,974
Equity compensation plans not approved by security holders	—	—	—
Total	460,158	$17.88	95,974

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

The Company’s compensation programs and policies are designed to enhance shareholder value by aligning the financial interests of the executive officers with those of the shareholders. The Company competes with other financial institutions by seeking to attract and retain a highly qualified management team, utilizing compensation programs that reward superior performance. The Board of Directors of the Company believes that its compensation programs should:

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• reflect the qualifications, skills, experience and responsibilities of each officer on the management team;

• serve to attract and retain the most qualified individuals available to the Company by being competitive with the compensation being paid to persons having similar positions and responsibilities with other financial institutions in the same or adjoining market areas;

• provide each officer on the management team with incentive and motivation to achieve his or her personal goals, both short term and long term, set in a manner which is consistent with the overall strategic goals of the Company, as determined by the Board of Directors; and

• reward those officers whose performance, both individually and as a member of the management team, is superior.

The Company was formed in 2001 to become the holding company of the Bank. After approval by the shareholders of the Bank, the holding company reorganization became effective on March 15, 2002. No separate compensation has been paid to the executive officers of the Company since 2002. The compensation paid by the Bank to its executive officers includes payment for all services rendered by such officers to the Company, including their attendance at meetings of the Board of Directors and their attendance at meetings of committees of the Board of Directors of the Company. There are no employment contracts between the Company or the Bank and the executive officers named in the tables below (other than the Salary Continuation Agreements, the Management Continuity Agreements, the Deferred Compensation Plan and the Company’s stock option plans).

The compensation of the executive officers of the Bank is reviewed and approved annually by the Board of Directors, including a review of base salaries and a discretionary bonus plan based on performance objectives. This review by the Board of Directors is based on the recommendations made by the Compensation Committee of the Board of Directors. At the Company’s annual meeting of shareholders held on June 11, 2013, the shareholders approved, on an advisory basis, the compensation paid to the Company’s executive officers. The favorable outcome of that “Say on Pay” proposal was taken into account by the Board of Directors and the Compensation Committee in determining the Company’s annual compensation policies and decisions.

Three members of the Company and Bank Board of Directors are also executive officers of the Company and the Bank and all three abstain from the executive compensation decisions made by the Board of Directors. Thomas C. McGraw is Chief Executive Officer of the Company and the Bank; Jim D. Black is President of the Company and the Bank; and Anthony J. Clifford is Executive Vice President and Chief Operating Officer of the Company and the Bank. Messrs. McGraw, Black and Clifford have served in such capacities since April 1, 2002. Mr. McGraw also served as Secretary of the Company (since inception of the corporation in 2001 until 2011) and the Bank from 1989 to 2011.

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Salary, bonus and perquisite compensation are related to current performance. The long-term components of compensation (equity incentives in the form of stock options and post-termination benefits) are reviewed by the Board of Directors in the context of the other compensation provided to executives, but adjustments are not necessarily made each year. The grant of stock options and the award of post-termination benefits are primarily intended to attract and retain executive officers and other key employees to serve on the Company’s management team over an extended period of time, and only secondarily to reward current employment.

Stock Option Plans. Currently, the Company has three stock option plans: the FNB Bancorp Stock Option Plan (formerly the First National Bank of Northern California 1997 Stock Option Plan), the FNB Bancorp 2002 Stock Option Plan and the FNB Bancorp 2008 Stock Option Plan. No options have been granted under the FNB Bancorp Stock Option Plan since June 22, 2007, and no further options can be granted under the FNB Bancorp Stock Option Plan. The stated purpose of the FNB Bancorp 2002 Stock Option Plan, as amended (adopted by the Board of Directors on June 28, 2002 and approved by the shareholders on May 14, 2003) and the FNB Bancorp 2008 Stock Option Plan (adopted by the Board of Directors on February 22, 2008 and approved by the shareholders on May 21, 2008) is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to the key officers of the Company and the Bank by encouraging them to acquire a proprietary interest in the Company and, in general, to promote the success of the Company’s business. The Board of Directors believes that the grant of stock options is consistent with the best interests of the shareholders because an officer’s ownership of shares of Company stock will give such officer a long-term interest in the Company’s overall performance and success. Stock options may be granted to eligible employees annually.

FNB Bancorp Stock Option Plan. The Board of Directors of the Bank adopted the First National Bank of Northern California 1997 Stock Option Plan (the “Bank Stock Option Plan”), which was approved by the shareholders of First National Bank at the 1997 Annual Meeting, held on October 15, 1997. Pursuant to the holding company reorganization which became effective March 15, 2002, the Bank Stock Option Plan became the FNB Bancorp Stock Option Plan. As of December 31, 2014, a total of 31,618 shares (adjusted for the stock dividends paid through 2014) were reserved for options previously granted and outstanding under the FNB Bancorp Stock Option Plan.

Upon consummation of any plan of reorganization, merger or consolidation of the Company with one or more other banks or corporations as a result of which the Company is not the surviving entity, or upon the sale of all or substantially all the assets of the Company to another bank or corporation, then all outstanding unexercised options shall become immediately exercisable in accordance with the terms of the FNB Bancorp Stock Option Plan and the Plan shall terminate.

FNB Bancorp 2002 Stock Option Plan. The Board of Directors of the Company adopted the FNB Bancorp 2002 Stock Option Plan (the “2002 Plan”) on June 28, 2002, which was approved by the shareholders at the 2003 Annual Meeting, held on May 14, 2003. Shares of Common Stock are no longer available for the grant of options pursuant to the 2002 Plan.

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As of December 31, 2014, a total of 105,615 shares of Common Stock were reserved for options previously issued under the 2002 Plan (as adjusted for the Company’s 2002 through 2014 stock dividends paid). All such options granted and currently outstanding under the 2002 Plan are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from the date of grant and are exercisable for a period of 10 years from the grant date. Non-employee directors Angelot, Pacelli and Watson have been granted non-statutory stock options which were fully vested on the dates of grant.

Upon the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, outstanding options which would otherwise terminate in accordance with the 2002 Plan will become exercisable in full for such period as is determined by the Board of Directors of the Company or a Stock Option Committee appointed by the Board (but in any event not more than 15 days) prior to the consummation of such event. After the consummation of such an event, such outstanding options will terminate.

FNB Bancorp 2008 Stock Option Plan. The Board of Directors of the Company adopted the FNB Bancorp 2008 Stock Option Plan (the “2008 Plan”) on February 22, 2008, which was approved by the shareholders at the 2008 Annual Meeting, held on May 21, 2008, with a total of 380,000 shares at the start. As of December 31, 2014, a total of 96,974 shares of Common Stock remained for issuance pursuant to the 2008 Plan (after giving effect to stock dividends through December 31, 2014). The 2008 Plan provides for the grant of incentive stock options (“Incentive Options”) and nonstatutory stock options (“Nonstatutory Options”). The terms and provisions of the Plan are substantially the same as the FNB Bancorp 2002 Stock Option Plan. The shareholders of the company are being asked to ratify and approve an amendment of the 2008 Plan pursuant to Proposal No. 2 in this proxy statement. The amendment, which has been adopted by the Board of directors and is being recommended for approval by the shareholders, would reserve an additional 350,000 shares of Common Stock for future grants under the 2008 Plan. In all other respects, the 2008 Plan would remain the same. See Proposal No. 2 on page 34.

As of December 31, 2014, a total of 322,935 shares of Common Stock were reserved for options previously issued under the 2008 Plan (as adjusted for the Company’s stock dividends paid in 2008, 2009, 2010, 2011, 2012 and 2013). All such options granted and currently outstanding under the 2008 Plan are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from the date of grant and are exercisable for a period of 10 years from the grant date. Non-employee directors Angelot, Atwood, Barels, Lightner, Pacelli and Watson have been granted non-statutory stock options which were fully vested on the dates of grant and are exercisable over a period of 10 years from the grant dates.

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Upon the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, outstanding options which would otherwise terminate in accordance with the 2008 Plan will become exercisable in full for such period as is determined by the Board of Directors of the Company or a Stock Option Committee appointed by the Board (but in any event not more than 15 days) prior to the consummation of such event. After the consummation of such an event, such outstanding options will terminate.

FNB Bancorp Savings Plan. On August 26, 1969, the Bank established The First National Bank Profit Sharing and 401(k) Plan (the “Plan”) under provisions which allow the Bank to make a contribution on behalf of each eligible employee. The Plan is now called the “FNB Bancorp Savings Plan.” Each year, the Board of Directors of the Bank decides whether to make a profit sharing contribution to the Plan, and the amount of that contribution. The Plan is designated as a safe harbor plan, and the safe harbor contribution to the Plan for 2014 was approximately $358,000. The Board of Directors approved an additional $100,000 profit sharing contribution for 2014. Each participant in the Plan who is employed on the last day of the Plan year receives a share of that contribution based on the amount of his or her compensation. The accounts of the participants vest according to a schedule of years of service with the Bank. Mass Mutual acts as Trustee for the Profit Sharing Plan Trust, and the Trustee invests all the assets of the Plan in four common trust funds maintained by the Trustee. On January 1, 1998, the Plan was amended to allow any eligible employee to make voluntary contributions to the Plan, and to direct the investment of such voluntary contributions from a menu of available options. Both the profit sharing provisions and the employee contribution provisions are elements of the Plan. The profit and safe harbor contributions to the Savings Plan are funded by the Bank, and are approved by the Board of Directors. The employee contribution element of the Plan is funded by the employee. By funding the safe harbor and the profit sharing element of the Plan and also allowing employees to make their own contributions to the Plan, the Company believes that all participants are motivated to contribute to the ongoing success of the Bank as measured by its growth in assets, deposits, loans, capital, earnings and profitability.

Deferred Compensation Plan. The Bank has established a Deferred Compensation Plan and participation is open to all officers of the Bank with the title of Vice President or higher, which includes the Named Executive Officers. The funds contributed to the Plan are those of the individual participants, and represent income earned and/or bonuses granted as an employee of the Bank. No funds of the Bank may be contributed to the Plan. Additional information about the Deferred Compensation Plan is set forth below, and a summary of contributions, earnings and withdrawals in respect of the accounts of the Named Executive Officers, is set forth in a table named “2014 Nonqualified Deferred Compensation”.

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Role of Management

The annual compensation recommendations made to the Board of Directors by the Compensation Committee are based on data and information gathered from sources outside the Company and the Bank and additional input provided to the members of the Compensation Committee by the executive officers. The executive officers of the Bank during 2014 were: Thomas C. McGraw, Chief Executive Officer; Jim D. Black, President; Anthony J. Clifford, Executive Vice President and Chief Operating Officer; David A. Curtis, Senior Vice President and Chief Financial Officer; and Randy R. Brugioni, Senior Vice President and Chief Credit Officer. Input provided to the Compensation Committee is compiled and coordinated on behalf of all executive officers by an Executive Management Group, composed of Messrs. McGraw, Black and Clifford, who consult with the other executive officers during this process. As already indicated, Messrs. McGraw, Black and Clifford are members of the Company and Bank Board of Directors so they abstain from executive compensation decisions made by the Board.

Compensation Committee

The current members of the Compensation Committee of the Board of Directors are Merrie Turner Lightner, Chair, Lisa Angelot and Mike Pacelli. Only independent members of the Board of Directors may serve on the Compensation Committee. Each current member of the Compensation Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

The Compensation Committee advises the Board of Directors as to all employee benefit arrangements and, based on its investigations and review, reports to the Board of Directors on its recommendations with regard to executive compensation, including bonus compensation. The Compensation Committee’s philosophy is that compensation should be designed to reflect the value created for shareholders while supporting the Bank’s strategic goals. The Compensation Committee reviews the compensation of the executive officers twice a year to insure that the Bank’s compensation programs are related to long term financial performance and consistent generally with employers of comparable size in the industry. The Compensation Committee reviews each executive officer’s total compensation package, including base salary, cash bonus and stock option awards, and qualified and non-qualified retirement and deferred compensation benefits. The Compensation Committee also meets at least twice throughout the year in order to review year-to-date financial performance, as compared to budget and as compared to the financial performance of competitors, and generally to monitor the target total compensation of each executive officer. The Compensation Committee utilizes independent compensation reports to assist in the analysis of compensation packages but did not utilize the services of independent compensation consultants during 2014.

The Compensation Committee operates under a Compensation Committee Charter adopted by the Board of Directors. At least once a year, the Compensation Committee reviews and assesses the Charter and recommends any proposed changes to the Board of Directors for approval. A copy of the Compensation Committee Charter is available on the Company’s website at: www.fnbnorcal.com under “Investor Relations.”

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Compensation Committee Interlocks and Insider Participation

During 2014, Lisa Angelot, Merrie Turner Lightner and Mike Pacelli served as members of the Compensation Committee of the Board of Directors. None of these members is or has been an executive officer or employee of the Company or the Bank, whether during 2014 or at any time since incorporation of the Company in 2001, and none of them has been a participant in any transaction or would be a participant to a currently proposed transaction with the Company or the Bank in which such member had or will have a direct or indirect material interest, except for any loans made by the Bank to such member in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable loans with persons not related to the Bank, and which loans did not involve more than the normal risk of collectibility or present other unfavorable features. In addition, during 2014, no member of the Compensation Committee or any executive officer of the Company or the Bank served as a director or member of the compensation committee of any other company. Director Edward J. Watson has served as Secretary of the Company and the Bank since 2011, which is not an executive officer position.

Components of Compensation

The Company’s compensation program consists of five components, namely, (1) base salary; (2) cash bonuses; (3) equity compensation (stock options); (4) perquisites; and (5) post-employment pay and benefits. These components as a group are intended to compensate each executive officer fairly for his or her services, and to reward such officer based on the Company’s overall performance plus his or her individual performance during the year, according to the position held by such officer. In reviewing each officer’s compensation package, the Compensation Committee considers the mix of total pay, benefits and perquisites, together with the competitive market for persons having the same or a similar skill-set as possessed by such officer.

Base Salary. Base salary is related to the individual executive officer’s level of responsibility and comparison with comparable employers in the banking industry. The Board of Directors reviews and sets base salaries annually, taking into consideration the recommendations of the Chief Executive Officer (for executive officers other than the Chief Executive Officer). In conducting its review of salaries, the Board of Directors takes into consideration the overall performance of the Bank and the Company.

The Board of Directors determines the base salary for the Chief Executive Officer by (a) examining the financial performance of the Bank against its present goals; (b) examining the financial performance of the Bank as compared to the banking industry generally; (c) evaluating the overall performance of the Chief Executive Officer; and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the market area of the Bank.

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The following base salaries were approved for 2015: Mr. McGraw’s salary was increased to $320,818; Mr. Black’s salary was increased to $310,552; Mr. Clifford’s salary was increased to $297,108; Mr. Curtis’s salary was increased to $257,822; and Mr. Brugioni’s salary was increased to $222,206. The compensation paid to Messrs. McGraw (CEO), Black (President), Clifford (COO), Curtis (CFO) and Brugioni (CCO) during 2014 is set forth in the “Summary Compensation Table”.

Cash Incentive Compensation. The Bank does not have a formal bonus plan. The Board of Directors, at its discretion, awards annual bonuses to executive officers and during 2014 awarded bonuses to Messrs. McGraw, Black, Clifford, Curtis and Brugioni (which are set forth in the “Summary Compensation Table” below). The Board of Directors decides annually whether to make a profit sharing contribution to the FNB Bancorp Savings Plan, and the amount of that contribution. The executive officers participate in the Savings Plan and the amounts credited to their respective accounts for 2014 are included in the “Summary Compensation Table” below. The total contribution to the Savings Plan for 2014 was $458,000 and the contribution to the cash bonus pool was $364,000.

The following table sets forth certain summary information concerning compensation paid to the Chief Executive Officer, the Chief Financial Officer and the three next most highly compensated executive officers of the Company (as a group, the “Named Executive Officers”) during the years ended December 31, 2012, 2013 and 2014:

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SUMMARY COMPENSATION TABLE

					Deferred	All
				Option	Compensation	Other
Name and		Salary	Bonus	Awards	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Thomas C. McGraw,	2014	312,992	15,650	8,582	—	146,086	482,902
Chief Executive	2013	298,088	42,584	58,532	—	126,955	526,159
Officer	2012	283,894	42,584	—	—	114,387	440,865

Jim D. Black,	2014	302,977	15,149	8,582	5,402	112,196	444,306
President	2013	288,550	41,221	58,532	18,377	95,821	502,501
	2012	274,809	41,221	—	11,521	88,686	416,237

Anthony J. Clifford,	2014	289,862	14,493	8,582	85	67,497	380,519
Executive Vice President,	2013	276,059	39,437	58,532	—	56,731	430,759
Chief Operating Officer	2012	262,913	39,437	—	—	52,251	354,601

David A. Curtis,	2014	251,534	12,577	7,713	2,090	123,276	397,190
Senior Vice President,	2013	239,556	34,222	41,256	4,977	104,556	424,567
Chief Financial Officer	2012	228,149	34,222	—	2,509	94,745	359,625

Randy R. Brugioni,	2014	213,669	16,025	7,713	8,050	41,985	287,442
Senior Vice President,	2013	205,859	24,458	40,550	31,615	34,552	337,034
Chief Credit Officer	2012	195,668	24,458	—	19,924	31,174	271,224

(1)	Amounts shown in column (c) include cash and non-cash compensation earned and received by executive officers in the years indicated.

(2)	Bonuses in column (d) are included for the years upon which they are based and are payable in the same year.

(3)	Amounts shown in column (e) for “Option Awards” reflect the grant date fair value for the year indicated of all outstanding stock option grants to the Named Executive Officers, computed in accordance with FASB ASC Topic 718. See Notes to the Company’s Consolidated Financial Statements for the year ended December 31, 2014 for a discussion of the assumptions related to the calculation of the grant date fair value of stock options. No stock options were granted in 2012.

(4)	Amounts shown in the column (g) for “All Other Compensation” include profit-sharing contributions to the FNB Bancorp Savings Plan (see “FNB Bancorp Savings Plan” on page 21), earnings on Salary Continuation Agreements (see “Post-Employment Compensation”) and the use of company-owned automobiles (see “Perquisites”). The Company does not grant Stock Awards and the Company does not have a Pension Plan (but see discussion of the individual Salary Continuation Agreements).
25

Equity Incentive Compensation. At its discretion, the Board of Directors grants stock options to key officers of the Company and the Bank who are primarily responsible for the growth and management of its business. As of December 31, 2014, a total of 460,168 shares were reserved for options previously granted and currently outstanding. All stock option plans have been approved by the shareholders of the Company. The shareholders of the Company are being asked to ratify and approve an amendment of the 2008 Plan pursuant to Proposal No. 2 in this proxy statement. The amendment, which has been adopted by the Board of Directors and is being recommended for approval by the shareholders, would reserve an additional 350,000 shares of Common Stock for future grants under the 2008 Plan. In all other respects, the 2008 Plan would remain the same. See Proposal No. 2 on page 34. The number of shares granted to an employee is based on several factors, including employee performance and the value placed on the expected future performance of the employee, retention of the employee and, in some cases, internal or external pay equity. The Board of Directors believes that grants of stock options have enhanced and will continue to enhance the Company’s ability to attract, reward and motivate executive officers and other key employees.

A summary of the stock options granted to the Named Executive Officers during 2014, including the exercise prices, is set forth in the following table (stock options are granted to eligible employees annually):

2014 GRANTS OF PLAN-BASED AWARDS

		Number of Securities
		Underlying Options	Exercise or Base Price of
Name	Grant Date	(# shares)	Option Awards ($/Sh)(1)
Thomas C. McGraw	12/12/14	2,103	$26.90
Jim D. Black	12/12/14	2,103	$26.90
Anthony J. Clifford	12/12/14	2,103	$26.90
David A. Curtis	12/12/14	1,890	$26.90
Randy R. Brugioni	12/12/14	1,890	$26.90

(1) The exercise price of an incentive stock option is set at the fair market value of the shares on the date of grant. All options granted to such officers and currently outstanding are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from date of grant and are exercisable for a period of 10 years from the grant date.

26

A summary of the stock options outstanding and held by the Named Executive Officers as of December 31, 2014 is set forth below in the table of “Outstanding Equity Awards at Fiscal Year-End 2014” and a summary of the stock options exercised during 2014 is set forth in the table of “Option Exercises During 2014.” The Company does not grant Stock Awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2014

Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Option - #	Option - #	Exercise	Option
	Exercisable	Unexercisable	Price	Expiration
Name	(1)	(1)	($)	Date
Thomas C. McGraw	569	—	18.45	6/24/2015
	776	—	23.37	6/23/2016
	1,478	—	20.64	6/22/2017
	5,629	—	8.78	9/26/2018
	6,382	—	5.85	12/18/2019
	4,851	—	17.51	2/22/2023
	5,250	—	25.33	12/13/2023
	2,103	—	26.90	12/12/2024

Jim D. Black	8,145	—	18.45	6/24/2015
	8,145	—	23.37	6/26/2016
	8,126	—	20.64	6/22/2017
	3,317	—	5.85	12/18/2019
	2,055	2,373	11.27	3/25/2021
	970	3,881	17.51	2/22/2023
	1,050	4,200	25.33	12/13/2023
	—	2,103	26.90	12/12/2024

Anthony J. Clifford	8,145	—	23.37	6/23/2016
	8,126	—	20.64	6/22/2017
	8,092	—	9.22	9/26/2018
	8,295	—	5.85	12/18/2019
	3,558	2,373	11.27	3/25/2021
	970	3,881	17.51	2/22/2023
	1,050	4,200	25.33	12/13/2023
	—	2,103	26.90	12/12/2024

David A. Curtis	2,737	—	20.64	9/27/2017
	1,022	—	5.85	12/18/2019
	1,525	1,459	11.27	3/25/2021
	661	2,647	17.51	2/22/2023
	756	3,024	25.33	12/13/2023
	—	1,890	26.90	12/12/2024

Randy R. Brugioni	3,584	—	18.45	6/24/2015
	3,880	—	23.37	6/23/2016
	4,432	—	20.64	6/22/2017
	4,574	—	8.78	9/26/2018
	1,149	—	5.85	12/18/2019
	2,464	1,644	11.83	3/25/2021
	661	2,647	17.51	2/22/2023
	756	3,024	25.33	12/13/2023
	—	1,890	26.90	12/12/2024
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OPTION EXERCISES DURING 2014

	Number of Shares	Value Realized
	Acquired on Exercise	on Exercises
Name	(#)	($)
Thomas C. McGraw	530	4,928
Jim D. Black	9,168	88,678
Anthony J. Clifford	7,757	63,061
David A. Curtis	1,442	25,733
Randy R. Brugioni	4,353	52,425

Perquisites. The Board of Directors believes that offering certain perquisites is important to the operations of the Company and will assist the Company in its efforts to recruit and retain key employees. Messrs. McGraw, Black and Clifford are provided with the use of Company-owned automobiles. The aggregate amount of perquisites and other personal benefits or property received by executive officers during 2012, 2013 and 2014 are included under column (g) for “All Other Compensation” in the Summary Compensation Table above.

Deferred Compensation Plan. The Company and the Bank do not make contributions to nonqualified deferred compensation plans. The individual contributions made by the Named Executive Officers to the Bank’s Deferred Compensation Plan in 2014 and their account balances at December 31, 2014 are set forth in the following table:

2014 NONQUALIFIED DEFERRED COMPENSATION

	Executive	Aggregate	Aggregate	Aggregate
	Contribution in	Earnings in	Withdrawals/	Balance at Last
Name	Last Fiscal Year	Last Fiscal Year	Distributions	Fiscal Year End
Thomas C. McGraw	—	—	—	—
Jim D. Black	$39,787	$5,402	—	$334,887
Anthony J. Clifford	14899	$85	—	$2,938
David A. Curtis	$5,661	$2,090	—	$82,286
Randy R. Brugioni	—	$8,050	—	$509,870

Participation in the Bank’s Deferred Compensation Plan is open to all officers of the Bank. The Deferred Compensation Plan consists of a Deferred Compensation Trust, dated November 1, 1997, with Mass Mutual serving as Trustee, and individual Deferred Compensation Agreements between the Bank and each of the participating officers. The funds contributed to the Plan are those of the individual participant, and represent income earned and/or bonuses granted as an employee of the Bank. No funds of the Bank may be contributed to the Plan. Under the Plan, a participant may elect to defer the receipt of a portion of his or her cash salary and/or bonus. The Bank maintains a record of the deferred compensation for each participant, and at the time of distribution, is obligated to effect the distribution as well as collection of any and all taxes due at such time. Each participant may elect whether he or she will receive distribution of his or her entire account, subject to applicable tax withholding requirements, upon reaching a specified age, or upon passage of at least five years or upon termination of employment. In order to discharge its obligations in respect of such deferred compensation, the Bank forwards the amounts of contributions of the deferred compensation specified by the participants to the Deferred Compensation Trust, which are then invested in accordance with the instructions of the participants. The principal and any earnings in the Trust are held separate and apart from other funds of the Bank and are used for the discharge of the Bank’s obligations to the participants. As of December 31, 2014, the Deferred Compensation Trust held an aggregate of 36,396 shares of Company Common Stock, and held shares of Company Common Stock for the accounts of Messrs. Black, Clifford, Curtis and Brugioni, representing approximately 0.90% of the total shares outstanding on such date (consisting of 14,493 shares for Jim D. Black; 531 shares for Anthony J. Clifford; 1,986 shares for David A. Curtis; 19,386 shares for Randy R. Brugioni; and no shares for Thomas C. McGraw.

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Post-Employment Compensation. The Company has no pension or retirement plan but the Bank has previously entered into individual salary continuation agreements with seven current and former executive officers.

Salary Continuation Agreements. The Bank has entered into Salary Continuation Agreements (the “Agreements”) with Michael R. Wyman, now deceased (former Chairman of the Board of Directors, in 2009, and former Chief Executive Officer, in 1996), James B. Ramsey (former Senior Vice President and Chief Financial Officer, in 1998, amended in 2004), Thomas C. McGraw (Chief Executive Officer, in 2002), Jim D. Black (President, in 2004), Anthony J. Clifford (Executive Vice President and Chief Operating Officer, in 2004), David A. Curtis (Senior Vice President and Chief Financial Officer, in 2006), and Randy R. Brugioni (Senior Vice President and Chief Credit Officer, in 2002). The Agreements provide for annual benefits to be paid to Mr. Wyman or his designated beneficiary of up to $60,000 per year over a period of 15 years; annual benefits to be paid to Mr. Ramsey or his designated beneficiary of up to $70,000 per year over a period of 20 years; annual benefits to be paid to Mr. McGraw or his designated beneficiary of up to $50,000 per year over a period of 20 years; annual benefits to be paid to Mr. Black or his designated beneficiary of up to $122,600 per year over a period of 20 years; annual benefits to be paid to Mr. Clifford or his designated beneficiary of up to $140,700 per year over a period of 20 years; annual benefits to be paid to Mr. Curtis or his designated beneficiary of up to $170,000 per year over a period of 20 years; and annual benefits to be paid to Mr. Brugioni or his designated beneficiary of up to $125,000 per year over a period of 20 years. Such benefits were effective for Mr. Wyman and Mr. Ramsey upon attaining 66 years of age, and will be effective for each of Messrs. McGraw, Black, Clifford Curtis and Brugioni upon (i) attainment of age 65, or upon his death or disability prior to such time if he is actively employed by First National Bank at the time; (ii) termination of his employment by the Bank without “cause” (as defined in the Agreements); and (iii) termination or constructive termination of his employment by the Bank after the occurrence of a “change of control” of the Bank (as defined in the Agreements). The Bank has purchased life insurance policies on the life of Messrs. Wyman (in 1996), Ramsey (in 2004, in addition to the 1998 policy), McGraw (in 2012), Black (in 2004), Clifford (in 2004) Curtis (in 2007) and Brugioni (in 2012). The Bank is the sole owner and beneficiary or co-beneficiary under such life insurance policies, which policies indirectly offset the anticipated costs for certain death, disability and post-employment/retirement benefits for Messrs. Wyman, McGraw, Ramsey, Black, Clifford, Curtis and Brugioni. The Bank has entered into Split-Dollar Agreements with Messrs. McGraw, Ramsey, Black, Clifford, Curtis and Brugioni, each of which designates the Bank as beneficiary of the insurance policies after their interests have been paid to their respective designated beneficiaries. The cash surrender value of each insurance policy, which is expected to increase over the term of the policy, is included among the “other assets” on the consolidated balance sheet of the Company.

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Management Continuity Agreements. On July 20, 2000, the Bank entered into Management Continuity Agreements with Jim D. Black, Charles R. Key (Senior Vice President and Information Technology Director) and Anthony J. Clifford. Each Agreement provides for the payment of a severance benefit to the officer upon termination of employment after a “change in control” of the Bank (as defined in the Agreements). The purpose of the Agreements is to maintain sound and vital management of the Bank, thereby protecting its best interests, in the event of a proposed change in control of the Bank. The amount of the benefit payable under each Agreement is two times the “base annual salary” of the relevant officer for the twelve month period immediately preceding a “change in control.” In addition, if any payment of the benefit constitutes an “excess parachute payment” that is subject to an excise tax imposed by the Internal Revenue Code of 1986, as amended, the Bank will increase the amounts payable to the extent necessary to place the officer in the same after-tax position that would have existed had no excise tax been imposed. The Bank can elect to pay benefits in a lump sum payment or in monthly installments over a period not exceeding two years following the date of termination of employment. Each Management Continuity Agreement continues for two years from July 20, 2000, and is subject to automatic one year renewals thereafter, unless the Bank gives written notice of non-renewal. Each Management Continuity Agreement has been renewed annually and currently expires on July 20, 2015 (subject to further renewal).

Potential Payments Upon Termination or Change-in-Control

The Company (including the Bank) has entered into individual agreements with the Named Executive Officers which provide them with payments under certain circumstances related to a termination of employment or a change in control of the Company (as such events are defined in the agreements). The sale, dissolution or liquidation of the Company and a merger or a consolidation in which the Company is not the surviving or resulting company would be examples of a “change in control.”

Stock Option Plans. The Company has three stock option plans: the Bank Stock Option Plan, the 2002 Plan and the 2008 Plan. Information regarding the stock options granted to the Named Executive Officers during 2014, the stock options outstanding and held by the Named Executive Officers as of December 31, 2014 and the stock options exercised by the Named Executive Officers during 2014 is set forth in this proxy statement. If a Named Executive Officer ceases to be employed by the Company (or the Bank) for any reason other than cause, disability or death, he would be allowed three months after the date of termination within which to exercise his stock options (to the extent they are vested); if termination of employment is for cause, the Named Executive Officer is allowed thirty days to exercise his stock options, and in the case of death or disability, the estate of the Named Executive Officer can exercise his stock options within the following twelve months. Upon a change of control, all outstanding unexercised stock options would become exercisable in full (accelerated vesting) in accordance with the applicable provisions of the three plans.

30

The following table shows, for each Named Executive Officer, as of December 31, 2014, based on the closing market price of common stock on that date of $27.63 per share, (a) the number of shares of Company common stock subject to vested options held by such officer, (b) the cash-out payment that such officer would have received for such vested stock options, (c) the number of shares of common stock subject to unvested stock options held by such officer, and (d) the cash-out payment that such officer would have received for such unvested stock options The cash-out payments have been computed by multiplying the applicable number of shares by the difference between the exercise price and $27.63.

	Number of		Number of
	Shares	Cash-Out	Shares	Cash-Out
	Subject to	Value of	Subject to	Value of
	Vested	Vested	Unvested	Unvested
Named Executive	Options	Options	Options	Options
Officers	(#)	($)	(#)	($)

Thomas C. McGraw	27,038	$326,705	—	—
Jim D. Black	31,208	$284,391	12,557	$89,284
Anthony J. Clifford	38,236	$495,190	12,557	$89,284
David A. Curtis	6,701	$74,762	9,020	$58,983
Randy R. Brugioni	21,500	$240,410	9,205	$62,009

Deferred Compensation Plan. The Bank has established a Deferred Compensation Plan and participation is open to officers of the Bank which includes the Named Executive Officers. The funds contributed to the Deferred Compensation Plan are those of the individual participants and represent income earned and/or bonuses granted as an employee of the Bank. No funds of the Bank are contributed to the Deferred Compensation Plan. Additional information regarding the Deferred Compensation Plan is set forth on page 28 of this proxy statement. Each participant may elect whether he or she will receive distribution of his or her entire account, subject to applicable tax withholding requirements, upon reaching a specified age, or upon passage of at least five years or upon termination of employment. As of December 31, 2014, an aggregate of 36,396 shares of Company common stock were held in the Deferred Compensation Trust. The following table shows, for each Named Executive Officer who was a participant in the Deferred Compensation Trust on December 31, 2014, based on the closing market price of common stock held on that date of $27.63 per share, (a) the number of shares of Company common stock held for the account of such officer, and (b) the cash-out value of such shares, computed by multiplying the applicable number of shares by the difference between the exercise price and $27.63.

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	Number of	Cash-Out
Named Executive	Shares Held	Value of
Officers	in Plan (#)	Shares ($)

Jim D. Black	14,493	400,442
Anthony J. Clifford	531	14,672
David A. Curtis	1,986	54,873
Randy R. Brugioni	19,386	535,635

Salary Continuation Agreements. The Bank has entered into Salary Continuation Agreements with the Named Executive Officers which provide for annual benefits to be paid to each officer or his designated beneficiary in such amounts and for such numbers of years as specified in the individual agreements. Additional information regarding the Salary Continuation Agreements is set forth on page 29 of this proxy statement. Such benefits become effective upon (a) attainment of age 65, or upon the death or disability of the officer prior to such age if he is actively employed by the Bank at the time; (b) termination of employment without cause (as defined in the agreements); and (c) termination or constructive termination of employment after the occurrence of a change in control of the Bank. The following table shows, for each Named Executive Officer, the value of payments which would be due to the Named Executive Officers under their Salary Continuation Agreement as of December 31, 2014. This information is for illustrative purposes only.

Value of
Salary
Continuation
Agreement
Named Executive	Payments
Officer	($)(1)

Thomas C. Mc Graw	337,032
Jim D. Black	595,127
Anthony J. Clifford	355,135
David A. Curtis	522,914
Randy R. Brugioni	84,200

(1) Represents an estimate of the present value of the accumulated benefit obligation as of December 31, 2014, applying the assumptions used for financial reporting purposes under generally accepted accounting principles.

32

The Company has purchased life insurance policies in order to provide for payment of its obligations under the Salary Continuation Agreements. The Named Executive Officers have no rights under the agreements beyond those of a general creditor, except that the Company has entered into a Split-Dollar Agreements with each of the Named Executive Officers in connection with the life insurance policies obtained on their lives, each of which designates the Bank as beneficiary of the insurance policies after their interests have been paid to their respective designated beneficiaries.

Management Continuity Agreements. The Bank has entered into Management Continuity Agreements with two of the Named Executive Officers which provide for the payment of a severance benefit upon termination of employment after a change in control of the Bank (as defined in the agreements). Additional information regarding the Management Continuity Agreements is set forth on page 30 of this proxy statement. The following table shows, for each Named Executive Officer, the payments which have been payable to each of the Named Executive Officers under his Management Continuity Agreement as of December 31, 2014.

Value of
Management
Continuity
Agreement
Named Executive	Payments
Officer	($)
Jim D. Black	605,952
Anthony J. Clifford	579,696

Review of Risk Associated With Compensation Plans

The compensation plans described in this Compensation Discussion and Analysis are reviewed and evaluated by the Compensation Committee and the Board of Directors at least annually. As part of that review, various criteria related to financial performance, credit risk, operational risk, liquidity risk, capital risk and interest rate risk are considered.

In addition, although there is no formal cash bonus plan, the Board of Directors may, at its discretion, award annual cash bonuses to executive officers. The members of the Compensation Committee are well aware of the financial performance of the Company and the Bank when considering whether to recommend the payment of a cash bonus to any executive officer.

For 2014, the Compensation Committee met with the senior officers of the Company and reviewed the compensation plans and concluded that, based on the controls and procedures described in this Compensation Discussion and Analysis and elsewhere in this Proxy Statement, the compensation plans do not present risks that are reasonably likely to have a material adverse effect on the Company.

33

Compensation Committee Report

The members of the Compensation Committee have reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the FNB Bancorp Annual Report on Form 10-K for the year ended December 31, 2014.

The Compensation Committee certifies that:

(1)	It has reviewed with senior risk officers the senior executive officer compensation plans and has made all reasonable efforts to ensure that these plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of FNB Bancorp;
(2)	It has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the FNB Bancorp; and
(3)	It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of FNB Bancorp to enhance the compensation of any employee.

Respectfully submitted by the members of the Compensation Committee,

Merrie Turner Lightner, Chair

Lisa Angelot

Mike Pacelli

PROPOSAL NO. 2

RATIFICATION AND APPROVAL OF AN AMENDMENT

OF THE

FNB BANCORP 2008 STOCK OPTION PLAN

The shareholders of the Company are being asked to ratify and approve an amendment of the FNB Bancorp 2008 Stock Option Plan (the “2008 Plan”). The amendment has been adopted by the Board of Directors, subject to obtaining shareholder approval as required by the terms of the 2008 Plan. The purpose of the amendment is to replenish the number of shares of Common Stock authorized for issuance upon the exercise of options granted under the 2008 Plan. If ratified and approved at the Annual Meeting, this amendment would reserve an additional 350,000 shares of Common Stock for future grants under the 2008 Plan.

34

The 2008 Plan was adopted by the Board of Directors on February 22, 2008 and was ratified and approved by the shareholders at the annual meeting held on May 21, 2008, including the reservation of 380,000 shares of Common Stock for issuance upon the exercise of options to be granted under the terms of the 2008 Plan (subject to adjustment from time to time for changes in capital structure, such as stock dividends). As of December 31, 2014, 96,397 shares of Common Stock remained available for issuance under the 2008 Plan. Additionally, as of December 31, 2014, there were unexercised options outstanding for 322,935 shares of Common Stock, with a weighted-average exercise price of $16.49 and a weighted-average remaining term of 7.2 years. The Compensation Committee has recommended to the Board of Directors that the 2008 Plan be amended to reserve an additional 350,000 shares of Common Stock for future awards, subject to shareholder approval as required under Section 14 of the 2008 Plan. The Board of Directors believes that awards under the 2008 Plan have been effective in achieving strategic alignment with shareholder interests and have also provided retention goals for key employees and executive officers. Accordingly, the Board of Directors has approved the additional shares and is recommending that the shareholders ratify and approve the amendment at the Annual Meeting to be held on June 17, 2015.

The 2008 Plan provides for the grant of incentive stock options (“Incentive Options “) and non-statutory stock options (“Non-statutory Options”). The terms and provisions of the 2008 Plan are summarized below, which summary is qualified in its entirety by reference to the 2008 Plan, a copy of which is attached as Appendix B to this Proxy Statement. Section 3 of the 2008 Plan, as approved in 2008 and currently worded, provides that the maximum aggregate number of shares of Common Stock which may be optioned and sold under the 2008 Plan is 380,000 shares. Upon shareholder approval of the proposed amendment, the maximum aggregate number of shares will be increased by 350,000 additional shares. If the proposed amendment is not approved by the shareholders, the maximum aggregate number of shares will remain at 380,000 and, upon reaching that maximum, no further stock options may be granted under the 2008 Plan.

The 2008 Plan became effective upon its adoption by the Board of Directors on February 22, 2008. As provided in Section 13 of the 2008 Plan (see Appendix B to this Proxy Statement), the 2008 Plan continues in effect for a term of ten (10) years, unless sooner terminated by the Board of Directors. The proposed amendment would not extend the term of the 2008 Plan. Thus, the 2008 Plan is presently expected to terminate on February 22, 2018, irrespective of whether or not the proposed amendment is approved by the shareholders at the Annual Meeting.

Summary Description of the 2008 Plan

The following is a summary of the principal features of the 2008 Plan. This summary is not a complete description of all the terms of the 2008 Plan and is qualified in its entirety by reference to the entire text of the 2008 Plan, which is attached to this Proxy Statement as Appendix B.

35

Purpose

The Board of Directors adopted the 2008 Plan in order to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to the officers and directors of the Company and its affiliates, by encouraging them to acquire a proprietary interest in the Company, and in general, to promote the success of the Company’s business. That approach followed (and extended) the business philosophy behind the Board’s adoption of the FNB Bancorp 2002 Stock Option Plan and, prior to that, the First National Bank of Northern California 1997 Stock Option Plan.

Shares Subject to the Plan

As adopted and approved in 2008, the aggregate number of shares available for issuance pursuant to the exercise of options granted under the 2008 Plan could not exceed 380,000 shares of the Company’s Common Stock. Upon shareholder approval of the amendment described in this Proposal No. 2, the maximum number of shares will be increased by 350,000 additional shares. Should any option granted under the 2008 Plan expire or become unexercisable for any reason without having been exercised in full, the shares subject to the portion of the option not so exercised will become available for subsequent option grants.

The offer and sale of stock options pursuant to the 2008 Plan was qualified under the California Corporate Securities Law of 1968, as amended, and the 380,000 shares reserved for issuance pursuant to the 2008 Plan were registered under the federal Securities Law of 1933, as amended. Likewise, the additional 350,000 shares (assuming approval by the shareholders) must be qualified and registered. To this end, the Company intends to file the appropriate application for qualification by permit with the California Commissioner of Business Oversight and also intends to file a registration statement on Form S-8 with the Securities and Exchange Commission, with respect to such shares.

Administration

The 2008 Plan is administered by the Board of Directors of the Company, or by a Stock Option Committee that may be appointed by the Board of Directors for such purpose, subject to such terms and conditions as the Board of Directors may prescribe. Any such Stock Option Committee must be composed of at least two (2) non-employee directors. Non-employee directors are eligible to receive option grants under the 2008 Plan. To date, the Board of Directors has not delegated administration of the 2008 Plan to a Stock Option Committee.

The Board of Directors (or Stock Option Committee) has full authority, subject to the provisions of the 2008 Plan, to determine the eligible individuals who are to receive options under the 2008 Plan, the number of shares to be covered by each granted option, the date or dates upon which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Board of Directors (or Stock Option Committee) also has the authority to determine whether the granted option is to be an Incentive Option (under the federal tax laws) or a Non-statutory Option and to establish the rules and regulations for proper plan administration. The Board of Directors (or Stock Option Committee) also has the authority to cancel outstanding options granted under the 2008 Plan, with the consent of the optionee, and to issue replacement options for such canceled options.

36

Eligibility

Options granted under the 2008 Plan may be granted to officers and directors of the Company or the Bank (or any other affiliate of the Company which may be established in the future). Officers, including officers who are also directors of the Company, are eligible for the grant of Incentive Options and Non-statutory Options. Non-employee directors of the Company are eligible for the grant of Non-statutory Options only. Currently, there are approximately 86 officers (in addition to six non-employee directors of the Company) who are eligible for option grants under the 2008 Plan. The terms of the 2008 Plan do not specify nor do they require the Board of Directors (or Stock Option Committee) to designate the number of shares allocated by category for the grant of options among directors, executive officers, and the other officers who are eligible for grants under the 2008 Plan. Because the Board of Directors (or Stock Option Committee) has full discretion to determine the number and amount of options to be granted under the 2008 Plan, the future benefits that will be received under the 2008 Plan by the executive officers named in the Summary Compensation Table, the executive officers as a group, and all other officers of the Company, are not presently determinable. Details regarding the stock options granted during 2014 and outstanding as of December 31, 2014 with regard to the executive officers named in the Summary Compensation Table are presented above in the tables entitled “2014 Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year-End 2014” and “Option Exercises During 2014.”

Exercise Price and Exercisability

The Board of Directors (or Stock Option Committee) has the authority to determine the term of each option granted under the 2008 Plan; provided, however, that the maximum period during which any option may remain exercisable may not exceed ten years. In addition, each option must vest at the rate of at least 20 percent per year over the 5 years from the date of grant. Options issued under the 2008 Plan may either be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Board of Directors (or Stock Option Committee).

The exercise price of both Incentive Options and Non-statutory Options granted under the 2008 Plan may not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant. The exercise price may be paid in cash or in shares of Common Stock of the Company already owned by the optionee for such duration as shall be specified by the Board of Directors, valued at fair market value on the exercise date, or by any combination of cash and shares of Common Stock equal to the exercise price. The exercise price may also be paid (a) through a same-day sale program, pursuant to which a designated brokerage firm would execute an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus applicable withholding taxes; or (b) by the delivery (on a form prescribed by the Company) of an irrevocable direction (i) to pledge the shares purchased under the option to a designated brokerage firm or other lender approved by the Company, as security for a loan, and (ii) to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price for the purchased shares plus applicable withholding taxes; or (c) in any other form determined by the Board of Directors to be consistent with applicable laws, regulations and rules and the best interests of the Company, including but not limited to an election by the optionee (on a form prescribed by the Board of Directors) to have the Company withhold shares (having a value equal to the exercise price) from the total shares that otherwise would be received by the optionee upon exercise of his or her option, provided, however, that no optionee may elect to have the Company withhold more than a total of 5,000 option shares during any calendar year in order to effect such a “cashless exercise” transaction. For purposes of establishing the exercise price and for all other valuation purposes under the 2008 Plan, the fair market value per share of Common Stock on any relevant date will be determined by the Board of Directors in the good faith exercise of its discretion. In the exercise of its discretion, the Board of Directors will consider a number of relevant factors in determining fair market value, including but not limited to the reported prices at which the shares of Common Stock are traded. On March 31, 2015, based on information available to Management, the fair market value was estimated to be approximately $27.60 per share of Common Stock.

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Shareholder Rights and Transferability of Options

No optionee is to have any shareholder rights with respect to his or her option shares until such optionee has exercised the option, paid the exercise price and been issued a stock certificate for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance, or to a revocable trust. During an optionee’s lifetime, Incentive Options may be exercised only by the optionee.

Termination of Employment or Directorship

If an optionee ceases to be employed by the Company or any of its affiliates for any reason other than cause (as defined under the 2008 Plan), disability or death, or if a non-employee director optionee ceases to be a director for any reason other than disability or death, the optionee may, within three (3) months after the date of termination of employment or directorship, as the case may be, exercise his or her option to the extent the optionee was entitled to exercise the option at the date of such termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent that the option is not exercised within such three-month time period, the option will terminate. If an employee’s termination of employment is for cause, as described in the 2008 Plan, the optionee may, within thirty (30) days after the date of termination of employment, exercise his or her option to the extent the optionee was entitled to exercise the option at the date of such termination, provided that the date of exercise is in no event after the expiration of the term of the option.

In the event an optionee’s employment is terminated due to the optionee’s disability or death, or if a non-employee director optionee ceases to be a director due to such optionee’s disability or death, the optionee, or the optionee’s estate, as applicable, may, within twelve (12) months following the date of termination of employment or the termination of directorship, as the case may be, exercise the option to the extent the option was exercisable at the date of such termination of employment or directorship; provided that the date of exercise is in no event after the expiration of the term of the option. If the option is not exercised within such twelve-month period, the option will terminate.

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Adjustment Upon Changes in Capitalization or Other Corporate Event

The number of shares of Common Stock reserved for issuance under the 2008 Plan, the number of shares of Common Stock covered by each outstanding option and the exercise price as to outstanding options shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company’s Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. Upon the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, outstanding options which would otherwise terminate in accordance with the 2008 Plan will become exercisable in full for such period as is determined by the Board of Directors (but in any event not more than 15 days) prior to the consummation of such event. After the consummation of such an event, outstanding options will terminate.

Amendment and Termination of the Plan

The 2008 Plan became effective upon its adoption by the Board of Directors and was ratified and approved by the shareholders on May 21, 2008. The 2008 Plan will continue in effect for a term of ten (10) years (until February 22, 2018) unless sooner terminated by the Board of Directors. The Board of Directors may amend or terminate the 2008 Plan from time to time as the Board deems advisable. No such amendment or termination will affect outstanding options without the consent of the affected optionees.

The Board may not, without the approval of the Company’s shareholders (to the extent such shareholder approval is required by applicable law), amend the 2008 Plan which would (i) materially increase the benefits accruing to participants under the 2008 Plan, (ii) materially increase the number of shares which may be issued under the 2008 Plan, or (iii) materially modify the requirements as to eligibility for participation in the 2008 Plan.

Summary of Federal Tax Consequences

The following is a brief summary of the effect of federal income taxation on an optionee under the 2008 Plan. Options granted under the 2008 Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code or Non-statutory Options which do not meet such requirements. The federal income tax treatment for the two types of options differs, as summarized below.

Incentive Options. No taxable income is recognized by an optionee at the time of the grant of an Incentive Option, and no taxable income is generally recognized at the time an Incentive Option is exercised. However, the excess of the fair market value of the Common Stock received upon the exercise of an Incentive Option over the exercise price is includable in the employee’s alternative minimum taxable income (“AMTI”) and may be subject to the alternative minimum tax (“AMT”). For AMT purposes only, the basis of the Common Stock received upon exercise of an Incentive Option is increased by the amount of such excess.

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An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an Incentive Option are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that, for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the Common Stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a Non-statutory Option. The optionee will in general recognize ordinary income, in the year in which a Non-statutory Option is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee generally will recognize either long-term or short-term capital gain or loss depending on the optionee’s holding period. The gain or loss is measured by the amount realized less the exercise price. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised Non-statutory Option. The deduction will in general be allowed for the taxable year of the Company in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

Other Federal Tax Matters. In addition to the matters described above: (a) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding the $1,000,000 limitation on deductible compensation); (b) the exercise of an Incentive Option may have implications in the computation of AMTI; (c) certain awards under the 2008 Plan may be subject to the requirements of Section 409A of the Internal Revenue Code (regarding nonqualified deferred compensation); and (d) if the exercisability or vesting of any option is accelerated because of a change in control, such option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes.

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Vote Required to Approve Amendment

Adoption of the proposed amendment of the 2008 Plan by the Board of Directors is subject to approval by the Company’s shareholders. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the amendment, provided that the number of affirmative votes equals at least a majority of the shares constituting the required quorum. Abstentions will be counted for purposes of determining the number of shares entitled to vote on the proposal and will have the effect of a vote against the proposal. Although any shares which may be treated as broker non-votes with respect to this Proposal No. 2 will be counted to determine the presence or absence of a quorum, they will not be counted in determining the number of shares entitled to vote on this Proposal No. 2.

The Board of Directors recommends a vote “FOR” Proposal No. 2.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Moss Adams LLP, which served the Company as independent auditors for the 2014 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Company to serve as independent auditors for the 2015 fiscal year, and the Board of Directors has approved the Audit Committee recommendation. In this Proposal No. 3, the shareholders of the Company are being asked to ratify the appointment of Moss Adams LLP as independent auditors of the Company, to serve for the 2015 fiscal year.

A representative of Moss Adams LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so, and the representative is expected to be available to respond to appropriate questions.

During the two fiscal years of the Company ended December 31, 2014, and during the subsequent interim period to the present, neither the Company nor the Bank consulted with Moss Adams LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, or (ii) any matter that was either the subject of a disagreement or a reportable event under the rules of the Securities and Exchange Commission.

Audit Fees

The aggregate fees billed by Moss Adams LLP to the Company for professional services rendered for the integrated audit of the consolidated financial statements of the Company for the fiscal year ended December 31, 2014, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2014, June 30, 2014 and September 30, 2014, were $231,066.

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All Other Fees

Moss Adams LLP billed $10,000 to the Company for the audit of the FNB Bancorp Savings Plan during the fiscal year ended December 31, 2014.

The Audit Committee of the Board of Directors of the Company has approved each professional service rendered by Moss Adams LLP during the fiscal year 2014, and the Audit Committee has considered whether the provision of non-audit services would be compatible with maintaining the independence of Moss Adams LLP.

Vote Required

Ratification of the appointment of Moss Adams LLP as the Company’s independent auditors for the 2015 fiscal year requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting.

Recommendation of Management

The Board of Directors of the Company has approved the recommendation of the Audit Committee of the Board of Directors to appoint Moss Adams LLP as independent auditors of the Company for the 2015 fiscal year, and recommends a vote “FOR” ratification of the appointment of Moss Adams LLP.

AUDIT COMMITTEE REPORT

During 2014, the Audit Committee consisted of the following members of the Company’s Board of Directors: Edward J. Watson (Chairman), Thomas G. Atwood, D.D.S. and Merrie Turner Lightner. The Committee currently includes Edward J. Watson (Chairman), Thomas G. Atwood, D.D.S. and Merrie Turner Lightner. Each of the members of the Audit Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

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The Audit Committee’s responsibilities include assisting the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee’s primary responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Company’s independent accountants and the outsource internal audit firm; (3) evaluate the Company’s quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management’s establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent accountants, financial and senior management, counsel, the outsource internal audit firm and the Board of Directors.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2014, with the Company’s management. The Committee has discussed with Moss Adams LLP, the Company’s independent auditors, the matters required to be discussed by Auditing Standard (AS) No. 16 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Moss Adams LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications of Moss Adams LLP with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Moss Adams LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Edward J. Watson, Chairman

Thomas G. Atwood, D.D.S.

Merrie Turner Lightner

SHAREHOLDERS’ PROPOSALS

Next year’s Annual Meeting of Shareholders will be held in June of 2016. The deadline for shareholders to submit proposals for inclusion in the proxy statement and form of proxy for the 2016 Annual Meeting of Shareholders is December 12, 2015. All proposals should be submitted by Certified Mail, Return Receipt Requested, to the Secretary, FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.

South San Francisco, California

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APPENDIX A

FNB BANCORP

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (“Committee”) is appointed by the Board of Directors to assist the Board of Directors, among other matters, in monitoring the following:

(1)       The integrity of the Company’s financial statements, financial reporting processes and internal controls regarding finance, accounting, regulatory and legal compliance;

(2)       The independence, qualifications and performance of the Company’s Independent Registered Public Accounting Firm (“independent public accountants”);

(3)       The performance of the Company’s internal auditors and branch review personnel;

(4)       Communications among the independent public accountants, management, internal auditors, branch review personnel and the Board of Directors; and

(5)       Procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

COMMITTEE MEMBERSHIP

The Committee shall be comprised of at least three directors. Each member of the Committee shall have the following attributes, subject to permissible exceptions:

(1)       Independence, as defined in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, including that a member shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

(2)       The ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

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At least one member of the Committee shall be an “Audit Committee Financial Expert” as defined in the rules promulgated by the Securities and Exchange Commission, or in the event that no member of the Committee qualifies as an Audit Committee Financial Expert, at least one member of the Committee shall be “financially sophisticated” as determined by the Board of Directors. The members of the Committee shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

MEETINGS

The Committee shall meet as often as it determines necessary, but not less frequently than quarterly each fiscal year. The Committee shall meet periodically with the Company’s management, independent public accountants, internal auditors, and branch review personnel.

The Committee may request any officer or employee of the Company, or the Company’s counsel, or independent public accountants, or internal auditors, or branch review personnel to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent public accountants (subject, if applicable, to shareholder ratification) and for the retention, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent public accountant shall report directly to the Committee.

The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Company by the independent public accountants, subject to any permitted exceptions for pre-approval of non-audit services pursuant to rules and regulations of the Securities and Exchange Commission.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisors employed by the Committee.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and procedures for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for consideration. Any amendment of this Charter shall require the approval of the Board of Directors.

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The Committee, to the extent required by applicable rules or regulations of the Securities and Exchange Commission, or as the Committee deems necessary or appropriate, shall perform the following:

(1)       Financial Statement and Disclosure Matters

(a)       Review with management and the independent public accountants the annual audited financial statements, including disclosures made in the Company’s Annual Report on Form 10-K, and prepare the Audit Committee Report required by the rules of the Securities and Exchange Commission to be included in management’s proxy statement for the annual meeting of shareholders.

(b)       Review with management, the independent public accountants, the internal auditors, the branch review personnel and Company counsel any certification provided by management related to the Company’s financial statements. Review with management, the independent public accountants, the internal auditors, and the branch review personnel management’s assertion regarding the design effectiveness and operation efficiency of the Company’s internal controls over financial reporting and compliance with the applicable laws and regulations.

(c)       Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any material issues as to the adequacy of the Company’s internal controls and any actions taken or adopted in light of material control deficiencies.

(d)       Review a report by the independent public accountants concerning (I) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (iii) any other material written communications between the independent public accountants and the Company’s management.

(e)       Review with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

(f)       Review with management the Company’s major financial risk exposures and the actions management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

A-3

(g)       Review with the independent public accountants (i) the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented; (ii) the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the independence of the independent public accountants related thereto; and (iii) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(h)       Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer related to their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

(2)       Independent Public Accountant Oversight

(a)       Review the length of time the lead and concurring partner of the firm of independent public accountants has been engaged to audit the Company.

(b)      On an annual basis, the Committee shall review and discuss with the independent public accountants (i) all relationships they have with the Company that could impair the independence of the independent public accountants, (ii) the internal quality control procedures of the independent public accountants, and (iii) any material issues raised by the most recent internal quality control review or peer review of the firm of independent public accountants or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm of independent public accountants and the steps taken to deal with those issues.

(c)       Ensure the rotation of the lead audit partner of the independent public accountants having primary responsibility for the Company’s audit and the audit partner responsible for reviewing the audit to the extent required by applicable law or regulation.

(d)       Prohibit, to the extent required by applicable law or regulation, the hiring of any employee of the independent public accountants who was engaged on the Company’s account and who would be employed by the Company in a financial reporting oversight role.

(e)       Meet with the independent public accountants prior to the Company’s audit to discuss the planning and staffing of the audit.

(3)       Internal Audit Oversight

(a)       Approve the appointment or replacement of the internal auditors and/or the use of branch reviews performed by bank personnel; including the independence and authority of the auditors’ or reviewers’ reporting obligations.

(b)      Review significant reports to management prepared by the auditors or reviewers and management’s responses.

A-4

(c)       Review with the auditors or reviewers and management the auditors’ or reviewers’ responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit or branch review functions.

(d)       Review the audit and review scope and audit and review staffing plan and discuss the completeness of coverage and effective use of audit and review resources with both the auditors, reviewers and the independent public accountants.

(e)       Review with the auditors and reviewers a progress report on the internal audit plan and the internal branch review plan and any significant changes with explanations for any changes from the original plan.

(f)       Receive confirmation from both the auditors and the independent public accountants that no limitations have been placed on the scope or nature of their audit process or procedures.

(4)       Compliance and Internal Control Oversight

(a)       Review compliance with policies designed to ensure adherence to applicable laws and regulations, as well as to the Company’s Code of Ethics, and review reports and disclosures of insider and affiliated party transactions.

(b)       Review with management and the independent public accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s internal controls, financial statements or accounting policies.

(c)       Review legal matters that may have a material impact on the financial statements or the Company’s compliance policies with the Company’s counsel.

(d)       Review the adequacy and effectiveness of the Company’s internal controls and security matters with management, the independent internal control auditors and the independent public accountants.

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APPENDIX B

FNB BANCORP

2008 STOCK OPTION PLAN

(Adopted by the Board of Directors of FNB Bancorp on February 22, 2008)

               1.            Purposes of the Plan. The purposes of the FNB Bancorp 2008 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to the key Officers and Directors of FNB Bancorp and its Affiliates (hereinafter collectively referred to as “FNB”) by encouraging them to acquire a proprietary interest in FNB, and, in general, to promote the success of FNB’s business.

               Options granted hereunder to Officers may be either Incentive Stock Options or Non-statutory Stock Options, at the discretion of the Committee and as reflected in the terms of the particular option agreements. Options granted hereunder to Non-employee Directors may be Non-statutory Stock Options only.

               2.            Definitions. As used herein, the following definitions shall apply:

                              (a)              “Affiliate” shall mean any parent corporation or bank, or subsidiary corporation or bank, as defined in Sections 424(e) and (f), respectively, of the Code.

                              (b)              “Board of Directors” shall mean the Board of Directors of FNB Bancorp, as constituted from time to time.

                              (c)              “Code” shall mean the Internal Revenue Code of 1986, as amended.

                              (d)              “Committee” shall mean the Board of Directors and any committee(s) appointed by the Board of Directors in accordance with paragraphs (a) and (b) of Section 4 of the Plan, except where otherwise expressly provided or where the context requires otherwise.

                              (e)              “Common Stock” shall mean shares of FNB’s Common Stock, no par value.

                              (f)               “Director” shall mean a member of the Board of Directors.

                              (g)              “FNB” shall mean FNB Bancorp and its Affiliates.

                              (h)              “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

B-1

                              (i)               “Non-employee Director” shall mean a Director who is not also an employee of FNB, and who meets the definition of “non-employee director” as stipulated in Rule 16b-3 of the Securities and Exchange Commission (the “SEC”), promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as said Rule 16b-3 may be amended from time to time and as interpreted by the SEC (“Rule 16b-3”).

                              (j)               “Non-statutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                              (k)              “Officer” shall mean any person employed by FNB or any Affiliate of FNB as an officer, including an employee of FNB who is also a Director. The payment of a director’s fee by FNB or any of its Affiliates shall not alone be sufficient to constitute “employment” by FNB or any of its Affiliates.

                              (l)               “Option” shall mean a stock option granted pursuant to the Plan.

                              (m)             “Optioned Stock” shall mean the Common Stock subject to an Option.

                              (n)              “Optionee” shall mean an Officer or Director who receives an Option.

                              (o)              “Plan” shall mean the FNB Bancorp 2008 Stock Option Plan.

                              (p)              “Share” shall mean a share of Common Stock, as adjusted in accordance with Section 11 of the Plan.

               3.            Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 380,000 Shares. If an Option should expire, terminate, or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Any Shares which are withheld by FNB upon exercise of an Option at the direction of an Optionee, and any Shares which are delivered by an Optionee to pay the exercise price of an Option, in each case as permitted by Section 7(c) of the Plan, shall become available for future grant under the Plan to Officers who are not subject to Section 16 of the Exchange Act.

               4.            Administration of the Plan. The following provisions shall govern the administration of the Plan:

                              (a)              Subject to paragraph (b) below, the Plan shall be administered by the Board of Directors or by one or more committees of the Board of Directors duly appointed for this purpose by the Board of Directors. Once appointed, a committee shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe and shall continue to serve until otherwise directed by the Board of Directors. Subject to the foregoing, from time to time the Board of Directors may increase the size of the committee and appoint new members to the committee, remove members of the committee, and fill vacancies however caused. The Board of Directors may designate a Chairman and Vice-Chairman of the committee from among the committee members. Acts of the committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee, at which a quorum of the committee is present and acting, or (ii) reduced to and approved in a writing by a majority of the members of the committee, shall be the valid acts of the committee.

B-2

                              (b)              Discretionary grants of Options to Officers and Directors, including Non-employee Directors, may be made by, and all discretion with respect to the material terms of such Options may be exercised by, either (i) the Board of Directors or (ii) a duly appointed committee of the Board of Directors composed solely of two (2) or more Non-employee Directors having full authority to act in the matter.

                              (c)              FNB shall effect the grant of options under the Plan by the execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, and the terms of any Option outstanding under the Plan, the Committee shall have full power to construe the Plan and the terms of any Option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such Options and to make all other determinations necessary or advisable for the Plan’s administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 5 hereof for selection as participants in the Plan and which persons are considered to be “employees” for purposes of the Code, and therefore eligible to receive Incentive Stock Options under the Plan; (ii) determine to whom of the eligible persons, if any, Options shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be Incentive Stock Options or Non-statutory Stock Options; (iv) specify the number of Shares to be covered by each Option; (v) in the event a particular Option is to be an Incentive Stock Option, determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgment of the Committee, so as to provide for or conform such Option to any change in any law, regulation, ruling or interpretation applicable thereto; (vi) determine the fair market value of Common Stock used by an Optionee to exercise Options pursuant to Section 7(c) hereof; (vii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 6; (viii) to cancel Options outstanding under the Plan with the consent of the affected Optionee and to issue replacement Options therefor; provided however, that if the exercise price of such replacement Options is lower than the exercise price of the Options which were canceled in exchange therefor, then such replacement Options shall not become exercisable unless and until shareholder approval of such replacement Options is obtained within twelve (12) months of the date of grant of such options, such shareholder approval to consist of the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or in such other manner as may be required by law, (ix) to amend or modify any Option outstanding under the Plan with the consent of the affected Optionee; and (x) to make all other determinations deemed necessary or advisable for administering the Plan.

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The Committee’s determination on the foregoing matters shall be conclusive.

               5.            Eligibility.

                              (a)              Options may be granted to Officers and Directors and an Officer or Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options. Officers shall be eligible for the grant of Incentive Stock Options and Non-statutory Stock Options. Non-employee Directors shall be eligible for the grant of Non-statutory Stock Options only.

                              (b)              No Incentive Stock Option may be granted to an Officer which, when aggregated with all other Incentive Stock Options granted to such Officer by FNB or any of its Affiliates, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more Incentive Stock Options during any calendar year. Any excess amount which may be granted shall be treated as a Non-statutory Stock Option to the extent of such excess.

                              (c)              Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an “Incentive Stock Option Agreement” which sets forth the intention of FNB and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of the Plan shall not apply to an Option evidenced by a “Non-statutory Stock Option Agreement” which sets forth the intention of FNB and the Optionee that such Option shall be a Non-statutory Stock Option.

                              (d)              The Plan shall not confer upon any Officer Optionee any right with respect to continuation of employment with FNB or any of its Affiliates, nor shall it interfere in any way with his or her right or the right of FNB or its Affiliates to terminate his or her employment at any time.

               6.            Term of Option. The term of each Option granted to an Officer or Director shall be up to ten (10) years from the date of grant thereof or such shorter term as may be determined by the Committee and as provided in the Option agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of FNB or any of its Affiliates, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option agreement.

               7.            Exercise Price and Consideration.

                              (a)              The purchase price for the Shares to be issued pursuant to the exercise of an Option shall be determined by the Committee; provided, however, that the exercise price of a Non-statutory Stock Option shall not be less than one hundred percent (100%) of the fair market value of the Shares subject thereto on the date the Non-statutory Stock Option is granted and the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the fair market value of the Shares on the date the Incentive Stock Option is granted; and further provided, however, that no Incentive Stock Option shall be granted to an Optionee who, at the time of the grant of such Option, owns securities representing more than ten percent (10%) of the voting power of all classes of stock of FNB or any of its Affiliates, at a per Share exercise price less than one hundred ten percent (110%) of the fair market value per Share on the date of grant.

B-4

                              (b)              For the purpose of determining the exercise price of an Option, fair market value per Share shall be determined by the Committee in the good faith exercise of its discretion in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2; provided, however, that where there is a public market for the Common Stock, the Committee shall consider, as evidence of fair market value, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or The Nasdaq Stock Market, Inc.) (“Nasdaq”) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by Nasdaq or the National Quotation Bureau). If such information is not available for the date of grant, then such information for the last preceding date for which such information is available shall be considered as evidence of fair market value.

                              (c)              The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of (i) cash, (ii) check (bank, cashier’s or certified), (iii) other Shares of Common Stock (held for the requisite period necessary to avoid a charge to FNB’s reported earnings) having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of an election to FNB to withhold a sufficient number of Shares from the Shares otherwise due upon exercise of the Option having an aggregate fair market value on the date of exercise equal to the exercise price, provided, however, that no Optionee may elect to have the Company withhold more than a total of 5,000 Option Shares during any one calendar year in order to effect such a “cashless exercise” transaction, (v) by any combination of such methods of payment, or (vi) any other consideration and method of payment for the issuance of Shares permitted under applicable law. In addition, full payment for the purchased Shares may be effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (i) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Shares and remit to FNB, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by FNB by reason of such purchase and (ii) shall provide written directives to FNB to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction. An Optionee’s election to deliver Shares or to have FNB withhold Shares from the Shares otherwise due upon exercise of the Option in order to satisfy the exercise price is subject to approval by the Committee and must be made in accordance with rules and procedures established by the Committee, including the time within which such an election must be made.

B-5

               8.            Exercise of Option.

                              (a)              Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee. The vesting of any Option shall be determined by the Committee in its sole discretion, provided, however, that each Option shall vest at the rate of at least 20 percent per year over the five years from the date such Option is granted. An Option may not be exercised for less than ten (10) Shares or for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to FNB in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by FNB. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of FNB or of a duly authorized transfer agent of FNB) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                              (b)              Termination of Employment or Officer Status. Unless the Committee determines otherwise, upon the termination of an Officer Optionee’s status as an employee, including the termination of the status of an Officer who is also a Director, his or her rights to exercise an Option then held shall be only as follows:

(i) Termination of Status as an Employee For Any Reason Other Than Cause, Disability or Death. If an Officer ceases to serve as an employee for any reason other than those mentioned under sub-paragraphs (ii), (iii) and (iv) below, he or she may, within three (3) months after the date he or she ceases to be an employee of FNB or any of its Affiliates, exercise his or her Option to the extent that he or she was entitled to exercise such Option at the date of such termination, provided the date of exercise is in no event after the expiration of the term of the Option. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.
B-6

(ii) Termination of Status as an Employee For Cause. If an Officer is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to FNB, or to have deliberately disregarded the rules of FNB which resulted in loss, damage or injury to FNB, or if an Officer Optionee makes any unauthorized disclosure of any of the secrets or confidential information of FNB, induces any client or customer of FNB to break any contract with FNB or induces any principal for whom FNB acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with FNB, or if an Officer Optionee is removed from any office of FNB by any bank regulatory agency, then such Officer shall have the right for a period of thirty (30) days following the date of such termination to exercise the Option to the extent he or she was entitled to exercise such Option on the date of his or her termination of employment, provided the actual date of exercise is in no event after the expiration of the term of the Option. In making such determination, the Board of Directors shall act fairly and shall give the Officer Optionee an opportunity to appear and be heard at a hearing before the Board of Directors and to present evidence on the Officer Optionee’s behalf. For purposes of this Section 8(b), termination of employment shall be deemed to occur when FNB dispatches notice or advice to the Officer Optionee that the Officer Optionee’s employment is terminated and not at the time of the Officer Optionee’s receipt thereof, whether or not after termination of employment the Officer Optionee may receive payment from FNB for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice, or for any other benefits. As used in this Section 8(b), the term “FNB” includes any Affiliates of FNB.

(iii) Disability of Officer Optionee. In the event an Officer is unable to continue his or her employment with FNB or any of its Affiliates as a result of his or her disability, he or she may, within twelve (12) months following the date of termination, exercise his or her Option to the extent he or she was entitled to exercise such Option at the date of such termination; provided the date of exercise is in no event after the expiration of the term of the Option. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(iv) Death of Officer Optionee. In the event of the death of an Officer Optionee while such Optionee is an employee of FNB or any of its Affiliates, or during the three-month period referred to in Section 8(b)(i) hereof, the Option may be exercised at any time within twelve (12) months following the date of death, by the Officer Optionee’s estate or by a person who acquired the right to exercise such Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death and provided that the date of exercise is in no event after the date of expiration of such Option.

                               (c)             Termination of Non-employee Director Status. Unless the Committee determines otherwise, upon the termination of a Non-employee Director Optionee’s status as a member of the Board of Directors, his or her rights to exercise an Option then held shall be only as follows:

(i) Death or Disability. If a Non-employee Director Optionee’s tenure on the Board is terminated by death or disability, such Optionee or such Optionee’s qualified representative (in the event of such Optionee’s mental disability) or such Optionee’s estate (in the event of such Optionee’s death) shall have the right for a period of twelve (12) months following the date of such death or disability to exercise the Option to the extent the Optionee was entitled to exercise such Option on the date of the Optionee’s death or disability; provided the actual date of exercise is in no event after the expiration of the term of the Option. An Optionee’s “estate” shall mean the Optionee’s legal representative or any person who acquires the right to exercise an option by reason of the Optionee’s death.
B-7

(ii) Other Reasons. If a Non-employee Director Optionee’s tenure on the Board is terminated for any reason other than those mentioned above under “Death or Disability,” the Optionee may, within three (3) months following such termination, exercise the Option to the extent such Option was exercisable by the Optionee on the date of such termination, provided the date of exercise is in no event after the expiration of the term of the Option.

               9.            Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or to a revocable trust, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

               10.          Tax Withholding. Where FNB deems that it is appropriate to withhold taxes relating to the exercise of any Option, the Committee may, in its discretion, require that such taxes be paid in a manner satisfactory to FNB. FNB may require the payment of such taxes before Shares of FNB’s Common Stock deliverable pursuant to such exercise are transferred to the Optionee.

               11.          Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of FNB, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by FNB; provided, however, that conversion of any convertible securities of FNB shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by FNB of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               12.          Dissolution, Merger or Similar Event; Acceleration. Upon consummation of a plan of dissolution or liquidation of FNB, or upon consummation of a plan of reorganization, merger or consolidation of FNB with one or more banks or corporations as a result of which FNB is not the surviving entity, or upon the sale of all or substantially all the assets of FNB to another bank or corporation, the Plan shall automatically terminate and all Options theretofore granted shall be terminated, unless provision is made in connection with such transaction for assumption of Options theretofore granted, or substitution for such Options with new stock options or rights covering stock of a successor bank or corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor bank or corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

B-8

               Notwithstanding any provisions in any Option agreement pertaining to the time of exercise of an Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of FNB to another bank or corporation which would, upon consummation, result in termination of an Option as described above, all outstanding Options shall become immediately exercisable as to all unexercised Optioned Stock for such period of time as may be determined by the Committee, but in any event not more than fifteen (15) days, on the condition that the terminating event described above is consummated. If such terminating event is not consummated, Options granted pursuant to the Plan shall be exercisable in accordance with their respective terms as in existence prior to acceleration, except with respect to any Option exercised within the period of accelerated exercisability.

               13.          Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of FNB as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

               14.          Amendment and Termination of the Plan.

                              (a)              The Board of Directors may amend or terminate the Plan from time to time in such respects as the Board of Directors may deem advisable. FNB shall (only to the extent required, and in the manner required, by the Code and Rule 16b-3, as amended from time to time, or by any successor rule or other applicable law or regulation) obtain shareholder approval of any amendment to the Plan which would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares which may be issued under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

                              (b)              Except as provided in Section 12 of the Plan, any such amendment or termination of the Plan shall not affect an Option already granted and such Option shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and FNB, which agreement must be in writing and signed by the Optionee and FNB.

               15.           Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless and until the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all the then applicable requirements of all regulatory agencies having jurisdiction, and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for FNB with respect to such compliance.

B-9

               16.          Reservation of Shares. FNB, during the term of this Plan, shall take all necessary action, and if required, submit such action for shareholder approval, to reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of FNB to obtain authority from any regulatory body having jurisdiction, which authority is deemed by FNB’s legal counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve FNB of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               17.           Shareholder Approval of the Plan. Continuance of the Plan shall be subject to approval by the shareholders of FNB within twelve (12) months after the date the Plan was adopted by the Board of Directors. Such shareholder approval shall consist of approval by the affirmative votes of the holders of a majority of the outstanding securities of FNB present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law, or by the written consent of the holders of a majority of the outstanding securities of FNB entitled to vote. Any Option exercised before such shareholder approval is obtained shall be rescinded if such shareholder approval is not obtained within twelve (12) months after the date the Plan was adopted by the Board of Directors, and the Shares issued upon exercise of such Option shall not be counted in determining whether such shareholder approval is obtained.

               18.           Severability. If any provision of this Plan as applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

               19.           Construction. Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

               20.           Headings. The headings of the several paragraphs herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

               21.           Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of California.

               22.           Conflict. In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without meaning any limitation, any written Option agreement, the terms and provision of this Plan shall control.

B-10

FNB BANCORP

Proxy Solicited by the Board of Directors

For the Annual Meeting of Shareholders

On June 17, 2015

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of FNB Bancorp and the accompanying Proxy Statement dated May 10, 2015, and revoking any Proxy heretofore given, hereby constitutes and appoints Lisa Angelot, Thomas C. McGraw, and Edward J. Watson, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of Common Stock of FNB Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of FNB Bancorp, to be held at the Basque Cultural Center, 599 Railroad Avenue, South San Francisco, California, on Wednesday, June 17, 2015 at 6:30 p.m., or at any postponement or adjournment thereof, upon the following items set forth in the Notice of Annual Meeting and Proxy Statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or at any postponement or adjournment thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS; “FOR”THE AMENDMENT OF THE FNB BANCORP 2008 STOCK OPTION PLAN; AND “FOR” RATIFICATION OF THE APPONTMENT OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS OF THE COMPANY TO SERVE FOR THE 2015 FISCAL YEAR. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS; “FOR” THE AMENDMENT OF THE FNB BANCORP 2008 STOCK OPTION PLAN; AND “FOR” RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS OF THE COMPANY TO SERVE FOR THE 2015 FISCAL YEAR.

(Continued and to be signed on other side)

FNB BANCORP

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 17, 2015

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

INSTRUCTIONS

☒ Mark, sign and date your proxy card.

☒ Detach your proxy card at the perforations

Return your proxy card in the postage paid envelope provided

Notice of Internet Availability. The FNB Bancorp Proxy Statement for the 2015 Annual Meeting of Shareholders and the 2014 Annual Report to shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2014) are available on the Internet at

http://www.fnbnorcal.com/annual-shareholders-meeting

FOLD AND DETACH HERE
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UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING ITEMS:			|
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1.	☐ AUTHORITY GIVEN FOR ALL nine (9)	☐ WITHHOLD AUTHORITY to vote	|
Nominees listed below (except as indicated		for all nominees listed below.	|
to the contrary below).			|
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INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line			|
through the nominee’s name in the list below:			|
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	01. Lisa Angelot	06. Michael Pacelli	|
	02. Thomas C. McGraw	07. Edward J. Watson	|
	03. Thomas G. Atwood	08. Jim D. Black	|
	04. Ronald R. Barels	09. Anthony J. Clifford	|
	05. Merrie Turner Lightner		|
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EXCEPTION___________________________________________________________________			|
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2.	Amendment of the FNB Bancorp 2008 Stock
	Option Plan.	☐ FOR ☐ AGAINST ☐ ABSTAIN
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3.	Ratification of the appointment of MOSS	☐ FOR ☐ AGAINST ☐ ABSTAIN	|
	ADAMS LLP as independent auditors of the		|
	Company to serve for the 2015 fiscal year.		|
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Note:	The proxies are authorized to consider and vote in their discretion upon such other		|
	business as may properly come before the meeting and any postponement or		|
	adjournment thereof.		|

Authorized Signature (s)	|
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Date: ______________, 2015	|
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Please date and sign exactly as your name (s)	|
appears. When signing as attorney, executor,	|
administrator, trustee or guardian, please give	|
full title. If more than one trustee, all should sign.	|
All joint owners should sign. WHETHER OR NOT	|
YOU PLAN TO ATTEND THIS MEETING, PLEASE	|
SIGN AND RETURN THIS PROXY AS PROMPTLY AS	|
POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.	|
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I/we do ___ or do not ___ expect to attend	|
this meeting.	|